                                                                    EXHIBIT 10.3

                          SECURITIES PURCHASE AGREEMENT


                                      AMONG


                          GABRIEL COMMUNICATIONS, INC.

                                       AND


                           THE PURCHASERS NAMED HEREIN



                           DATED AS OF MARCH 31, 2000


                      SERIES B CONVERTIBLE PREFERRED STOCK
                               AT $7.00 PER SHARE

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                                TABLE OF CONTENTS
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ARTICLE I.  DEFINITIONS...........................................................................................1

ARTICLE II.  SALE AND PURCHASE OF SERIES B PREFERRED STOCK ON THE CLOSING DATE....................................9
         Section 2.1.  Sale and Purchase of Series B Preferred Stock..............................................9
         Section 2.2.  Purchase Price.............................................................................9
         Section 2.3.  Closing....................................................................................9
         Section 2.4.  Possible Subsequent Sales of Series B Preferred Stock......................................9
         Section 2.5.  Use of Proceeds............................................................................9

ARTICLE III.  ADDITIONAL PURCHASES OF SERIES B PREFERRED STOCK...................................................10
         Section 3.1.  Additional Preferred Stock Subscription Obligation of Purchasers..........................10
         Section 3.2. Conditions to Additional Preferred Stock Subscription Obligation...........................11

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................................................11
         Section 4.1.  Organization and Good Standing............................................................11
         Section 4.2.  Authorization.............................................................................12
         Section 4.3.  Enforceability............................................................................12
         Section 4.4.  Consents..................................................................................12
         Section 4.5.  Capitalization............................................................................12
         Section 4.6.  Subsidiaries..............................................................................13
         Section 4.7.  Financial Statements; Undisclosed Liabilities.............................................13
         Section 4.8.  Absence of Certain Developments...........................................................14
         Section 4.9.  Indebtedness and Liens....................................................................15
         Section 4.10.  Indebtedness to and from Officers, Directors and Others..................................15
         Section 4.11.  Licenses, Etc............................................................................15
         Section 4.12.  Solvency.................................................................................16
         Section 4.13.  Title to Assets; Leases..................................................................16
         Section 4.14.  Litigation...............................................................................16
         Section 4.15.  Tax Returns..............................................................................16
         Section 4.16.  Defaults.................................................................................16
         Section 4.17.  Burdensome Obligations...................................................................17
         Section 4.18.  Employee Benefit Plans...................................................................17
         Section 4.19.  Representations and Warranties under Related Agreements..................................17
         Section 4.20.  Employment Contracts, Labor Relations....................................................17
         Section 4.21.  Location of Office.......................................................................18
         Section 4.22.  Necessary Property.......................................................................18
         Section 4.23.  Transaction Costs........................................................................18
         Section 4.24.  Governmental Regulations.................................................................18
         Section 4.25.  Small Business Concern...................................................................18
         Section 4.26.  Disclosure...............................................................................19
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         Section 4.27.  Governmental Licenses....................................................................19
         Section 4.28.  Compliance with Laws.....................................................................19
         Section 4.29.  Acquisition Agreements...................................................................19
         Section 4.30.  Material Contracts and Obligations.......................................................19
         Section 4.31.  Environmental and Safety Laws............................................................21
         Section 4.32.  Investments in Real Property Holding Interests...........................................21
         Section 4.33.  Unrelated Business Taxable Income........................................................21

ARTICLE V.  PURCHASERS' INVESTMENT REPRESENTATIONS AND WARRANTIES................................................21

ARTICLE VI.  CONDITIONS TO PURCHASE..............................................................................24
         Section 6.1.  Purchaser's Conditions....................................................................24
                   Section 6.1.1.  Related Agreements............................................................24
                   Section 6.1.2.  Charter Documents; Good Standing Certificate..................................24
                   Section 6.1.3.  Proof of Corporate Action.....................................................24
                   Section 6.1.4.  Incumbency Certificate........................................................24
                   Section 6.1.5.  Legal Opinion.................................................................25
                   Section 6.1.6.  Representations and Warranties; Officers' Certificates........................25
                   Section 6.1.7.  Legality; Governmental and Other Authorizations...............................25
                   Section 6.1.8.  Due Diligence.................................................................25
                   Section 6.1.9.  Payment of Certain Fees and Disbursements.....................................25
                   Section 6.1.10.  SBIC Documentation...........................................................26
                   Section 6.1.11.  Certification of Securities Holdings.........................................26
                   Section 6.1.12.  Minimum Investment...........................................................26
                   Section 6.1.13.  General......................................................................26
         Section 6.2.  The Company's Conditions..................................................................26
                   Section 6.2.1.  Related Agreements............................................................26
                   Section 6.2.2.  Legality:  Governmental and Other Authorizations..............................26
                   Section 6.2.3.  General.......................................................................27

ARTICLE VII. COVENANTS APPLICABLE TO THE COMPANY WHILE ANY OF THE SERIES B PREFERRED STOCK IS OUTSTANDING........27
         Section 7.1.  Records and Accounts......................................................................27
         Section 7.2.  Corporate Existence; Subsidiaries; Maintenance of Properties..............................27
         Section 7.3.  Insurance.................................................................................27
         Section 7.4.  Taxes and Claims..........................................................................28
         Section 7.5.  Inspection of Properties and Books........................................................28
         Section 7.6.  Compliance with Laws, Contracts, Licenses and Permits.....................................29
         Section 7.7.  Employee Benefit Plans....................................................................29
         Section 7.8.  Further Assurances........................................................................30
         Section 7.9.  Notices...................................................................................30
         Section 7.10.  Restrictions on Indebtedness.............................................................30
         Section 7.11.  Restrictions on Liens....................................................................31
         Section 7.12.  Distributions............................................................................32
         Section 7.13.  Merger, Consolidation, Sale of Assets or Other Dispositions..............................32
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         Section 7.14.  Merger, Consolidation or Other Acquisitions..............................................32
         Section 7.15.  Transactions with Affiliates.............................................................32
         Section 7.16.  Investments..............................................................................32
         Section 7.17.  Joint Ventures...........................................................................33
         Section 7.18.  Payments on Permitted Indebtedness.......................................................33
         Section 7.19.  Response Actions.........................................................................33
         Section 7.20.  Dilution Protection......................................................................33
         Section 7.21.  Annual Statements........................................................................34
         Section 7.22.  Monthly Statements.......................................................................34
         Section 7.23.  Other Financial Information..............................................................35
         Section 7.24.  Officer's Certificates...................................................................35
         Section 7.25.  Notice of Litigation, Defaults, Etc......................................................35
         Section 7.26.  Charter and By-law Amendments............................................................35
         Section 7.26.  Proprietary Information and Inventions Agreement.........................................35
         Section 7.28.  SBIC Covenants...........................................................................36

ARTICLE VIII.  DEFAULTS..........................................................................................36
         Section 8.1.  Events of Default.........................................................................36
         Section 8.2.  Remedies..................................................................................38
         Section 8.3.  Waivers...................................................................................38

ARTICLE IX.  SUBSEQUENT HOLDERS OF SERIES B PREFERRED STOCK......................................................38

ARTICLE X.  REGISTRATION AND TRANSFER OF SERIES B PREFERRED STOCK................................................38
         Section 10.1.  Transfer and Exchange of Series B Preferred Stock........................................39
         Section 10.2.  Replacement of Series B Preferred Stock..................................................39

ARTICLE XI.  EXPENSES; INDEMNITY.................................................................................39
         Section 11.1.  Expenses.................................................................................39
         Section 11.2.  Indemnification..........................................................................40
         Section 11.3.  Brokers' Fees............................................................................40
         Section 11.4.  Survival of Obligations..................................................................40

ARTICLE XII.  NOTICES............................................................................................40

ARTICLE XIII. SURVIVAL AND TERMINATION OF COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES..................41

ARTICLE XIV.  AMENDMENTS AND WAIVERS.............................................................................42

ARTICLE XV.  RIGHT TO PUBLICIZE..................................................................................42

ARTICLE XVI.  WAIVER OF JURY TRIAL...............................................................................42

ARTICLE XVII. INCORPORATORS, SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES AND PARTNERS FREE FROM
         PERSONAL LIABILITY......................................................................................42
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ARTICLE XVIII.  SCHEDULES........................................................................................43

ARTICLE XIX.  ENTIRE AGREEMENT; COUNTERPARTS; SECTION HEADINGS...................................................43

ARTICLE XX.  GOVERNING LAW.......................................................................................43

ARTICLE XXI.  SEVERABILITY.......................................................................................43

ARTICLE XXII.  AMENDMENT OF SERIES A PURCHASE AGREEMENT..........................................................44
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                                LIST OF EXHIBITS


EXHIBIT A         List of Purchasers
EXHIBIT B         Amended and Restated Registration Rights Agreement
EXHIBIT C         Amended and Restated Stockholders' Agreement
EXHIBIT D         Amended and Restated Certificate of Incorporation
EXHIBIT E         Form of Opinion of Special Counsel to Company
EXHIBIT F         List of Founders' Warrants
EXHIBIT G         1998 Stock Incentive Plan



                                       v
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                          SECURITIES PURCHASE AGREEMENT


                          GABRIEL COMMUNICATIONS, INC.
                      16090 SWINGLEY RIDGE ROAD, SUITE 500
                          CHESTERFIELD, MISSOURI 63017




                                                            As of March 31, 2000


The Purchasers Named
  on Exhibit A Hereto

Ladies and Gentlemen:

                  The undersigned, Gabriel Communications, Inc., a Delaware corporation (the "Company"), hereby agrees with you as follows:

ARTICLE I.  DEFINITIONS

                  For all purposes of this Agreement the following terms shall have the meanings set forth in this Article I:

                  ACQUISITION. The term "Acquisition" shall mean an acquisition by the Company of all or substantially all of the assets or equity interest of another Person.

                  ADDITIONAL PREFERRED STOCK SUBSCRIPTION OBLIGATION. The term "Additional Preferred Stock Subscription Obligation" shall mean, as to any Purchaser, the obligation to purchase additional shares of Series B Preferred Stock pursuant to Section 3.1 in an amount set forth opposite each Purchaser on Exhibit A attached hereto, each such share to be purchased at a purchase price of $7.00 per share.

                  ADDITIONAL PURCHASER. The term "Additional Purchaser" shall have the meaning specified in Section 2.4 of this Agreement.

                  AFFILIATE. The term "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or other specified Person) and shall include (a) any Person who is a director or beneficial owner of at least 10% of the then outstanding capital stock of the Company (or other specified Person) and Family Members of any such Person, (b) any Person in which the Company (or other specified Person) or an Affiliate (as defined in clause (a) above) of the Company (or other specified Person) shall, directly or indirectly, either beneficially own at least 10% of its then outstanding equity securities or constitute at least a 10% equity participant, and (c) in the case of a specified Person who is an individual, Family Members of such Person; provided, however, that none of the Purchasers nor any of their designated members of the Company's board of directors shall be deemed an Affiliate of the Company for purposes of this Agreement.

                  BALANCE SHEET DATE. The term "Balance Sheet Date" shall have the meaning specified in Section 4.7(a)(i) of this Agreement.

                  BOARD OF DIRECTORS. The term "Board of Directors" shall mean the Board of Directors of the Company.

                  CAPITAL CALL. The term "Capital Call" shall have the meaning specified in Section 3.1 of this Agreement.

                  CAPITAL CALL CLOSING DATE. The term "Capital Call Closing Date" shall have the meaning specified in Section 3.1(b) of this Agreement.

                  CAPITAL TRANSACTION. The term "Capital Transaction" shall mean any of the following: (i) one or more mergers, consolidations, liquidations, sales of more than 50% of the assets of the Company in a single transaction or series of related transactions, or other similar corporate actions pursuant to which the Company or the holders of Common Stock receive cash, securities or other property; and (ii) the sale by the Company of securities which upon issuance constitute 50% or more of the Common Stock and the Preferred Stock of the Company to a Person not an Affiliate of the Company (other than by operation of such sale) by means of a public or private sale.

                  CHARTER. The term "Charter" shall include the articles or certificate of incorporation, statute, constitution, joint venture or partnership agreement or articles or other organizational document of any Person other than an individual, each as from time to time amended or modified.

                  CLOSING. The term "Closing" shall have the meaning specified in Section 2.3 of this Agreement.

                  CLOSING DATE. The term "Closing Date" shall have the meaning specified in Section 2.3 of this Agreement.

                  CODE. The term "Code" shall mean the Internal Revenue Code of 1986, any successor statute of similar import, and the rules and regulations thereunder, collectively and as from time to time amended and in effect.

                  COMMON STOCK. The term "Common Stock" shall have the meaning specified in Section 4.5(a) of the Agreement.

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

                  COMPANY. The term "Company" shall have the meaning specified in the introduction to this Agreement.

                  CONSOLIDATED OR CONSOLIDATED. The term "Consolidated" or "consolidated" shall mean, with reference to any term defined herein, that term as applied to the accounts of the Company and all of its Subsidiaries, if any, consolidated in accordance with generally accepted accounting principles.

                  CONVERSION STOCK. The term "Conversion Stock" shall mean the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Series A-1 Preferred Stock and the Series B Preferred Stock.

                  DEFAULT. The term "Default" shall mean an event or condition which with the passage of time or giving of notice, or both, would become an Event of Default.

                  DEFAULTER'S PREFERRED STOCK. The term "Defaulter's Preferred Stock" shall have the meaning specified in Section 3.1 of this Agreement.

                  DEFAULTING PURCHASER. The term "Defaulting Purchaser" shall mean a Purchaser which fails to purchase any additional Series B Preferred Stock pursuant to a Capital Call.

                  DELINQUENCY DATE. The term "Delinquency Date" shall mean the date which is 15 days after the date when the payment is due for any additional Series B Preferred Stock required to be purchased by a Purchaser pursuant to the Purchaser's Additional Preferred Stock Subscription Obligation.

                  DISTRIBUTION. The term "Distribution" shall mean (a) the declaration or payment of any dividend of cash or property on or in respect of any shares of any class of capital stock of the Company; (b) the purchase, redemption or other retirement of any shares of any class of capital stock of the Company, directly or indirectly or otherwise; or (c) any other distribution on or in respect of any shares of any class of capital stock of the Company.

                  EMPLOYEE BENEFIT PLAN. The term "Employee Benefit Plan" shall mean any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by the Company or any ERISA Affiliate, other than a Multiemployer Plan.

                  ENVIRONMENTAL LAW. The term "Environmental Law" means any law, regulation or ordinance relating to air or water quality, waste management, hazardous or toxic substances or the protection of health or the environment.

                  ERISA. The term "ERISA" shall mean the federal Employee Retirement Income Security Act of 1974, any successor statute of similar import, and the rules and regulations thereunder, collectively and as from time to time amended and in effect.

                  ERISA AFFILIATE. The term "ERISA Affiliate" shall mean any Person which is treated as a single employer with the Company under ss.414 of the Code.

                  ERISA REPORTABLE EVENT. The term "ERISA Reportable Event" shall mean a reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder.

                  EVENTS OF DEFAULT. The term "Events of Default" shall have the meaning specified in Section 8.1 of this Agreement.

                  EXCHANGE ACT. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, as may be amended from time to time.

                  FAMILY MEMBERS. The term "Family Members" shall mean, as applied to any individual, any spouse, child, grandchild, parent, brother or sister thereof or any spouse of any of the foregoing, and each trust created for the benefit of one or more of such Persons and each custodian of property of one or more such Persons.

                  FCC. The term "FCC" shall mean the Federal Communications Commission.

                  FINANCING AGREEMENTS. The term "Financing Agreements" shall mean this Agreement, the Series A Purchase Agreement, the Series A-1 Purchase Agreement, the Series B Preferred Stock, the Series A Preferred Stock, the Series A-1 Preferred Stock, the Founders' Warrants, the Stockholders' Agreement, the Registration Rights Agreement and any and every other present or future instrument or agreement from time to time entered into between the Company and the Purchasers or any other holder of the Series B Preferred Stock which relates to this Agreement, all as from time to time amended or modified, and all statements, reports or certificates delivered by or on behalf of the Company to you or any other holder of the Series B Preferred Stock in connection herewith or therewith.

                  FOUNDERS' WARRANTS. The term "Founders' Warrants" shall mean the warrants issued to members of the Company's senior management team listed on Exhibit F attached hereto to acquire during the ten-year period from the date of issuance up to 260,000 shares of the Common Stock of the Company at $3.00 per share.

                  GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OR GAAP. The terms "generally accepted accounting principles" or "GAAP" shall mean accounting principles which are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect from time to time and (b) applied on a basis consistent with prior periods.

                  GUARANTEED PENSION PLAN. The term "Guaranteed Pension Plan" shall mean any employee pension benefit plan within the meaning of ss. 3(2) of ERISA maintained or contributed

                                       4
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to by the Company or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

                  HART-SCOTT-RODINO ACT. The term "Hart-Scott-Rodino Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  HAZARDOUS MATERIALS. The term "Hazardous Materials" shall mean, collectively, (a) any petroleum or petroleum products, flammable explosives, radioactive materials, friable asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (PCBs), (b) any chemicals or other materials or substances as included in the definition of "hazardous substance", "hazardous waste", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law; and (c) any other chemical or other material or substance, exposure to which is now prohibited, limited or regulated under any Environmental Law.

                  INDEBTEDNESS. The term "Indebtedness" shall mean all obligations, contingent and otherwise, which in accordance with generally accepted accounting principles should be classified on the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including without limitation, in any event and whether or not so classified: (i) all debt and similar monetary obligations, whether direct or indirect; (ii) all liabilities secured by any Lien existing on Property, whether or not the liability secured thereby shall have been assumed; (iii) all guaranties, endorsements and other contingent obligations whether direct or indirect in respect of Indebtedness or performance of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase Indebtedness, or to assure the owner of Indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the Indebtedness held by such owner or otherwise, and (iv) obligations to reimburse issuers of any letters of credit.

                  INSTITUTIONAL DIRECTORS. The term "Institutional Directors" shall mean those directors of the Company who are not also executive officers of the Company.

                  INVESTMENT PERIOD. The term "Investment Period" shall mean the period beginning with the Closing Date and ending on December 31, 2000.

                  INVESTMENTS. The term "Investments" shall mean (a) any investment in shares of capital stock, evidence of Indebtedness or other securities issued by any other Person, (b) any loan, advance, or extension of credit to, or contribution to the capital of, any other Person, (c) any purchase of the securities or business or integral part of the business of any other Person, or commitment to make such purchase, and (d) any other investment in any other Person; provided, however, that the term "Investment" shall not include
(i) trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms, and all letters of credit or other instruments securing the same, (ii) advances to employees for travel expenses, drawing accounts and similar expenditures but only to the extent that (A) each such advance is in an amount less than $2,000,
(B) the aggregate amount of such

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

advances outstanding to any individual employee at any particular time does not exceed $5,000, and (C) all such advances outstanding at any particular time do not exceed $25,000, and (iii) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to the Company or any of its Subsidiaries or as security for any such Indebtedness or claim.

                  IRS.  The term "IRS" shall have the meaning specified in
Section 4.18 hereof.

                  LIEN. The term "Lien" shall mean (a) any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any Property, or upon the income or profits therefrom; (b) any acquisition of or agreement to have an option to acquire any Property or assets upon conditional sale or other title retention agreement, device or arrangement (including a capitalized lease); or (c) any sale, assignment, pledge or other transfer for security by the Company or any of its Subsidiaries of any accounts, general intangibles or chattel paper, with or without recourse.

                  MAJORITY HOLDERS. The term "Majority Holders" shall mean the holders of at least 66-2/3% of the Preferred Stock.

                  MULTIEMPLOYER PLAN. The term "Multiemployer Plan" shall mean any multiemployer plan within the meaning of ss. 3(37) of ERISA maintained or contributed to by the Company or any ERISA Affiliate.

                  OPTION PLAN. The term "Option Plan" shall mean the Company's 1998 Stock Incentive Plan, as amended as of December 21, 1999, a copy of which is attached as Exhibit G hereto, pursuant to which, as of the date hereof, an aggregate of 5,000,000 shares of Common Stock have been authorized and allocated for issuance pursuant to Awards granted thereunder, of which options and warrants exercisable for up to 2,174,450 shares are outstanding as of February 29, 2000.

                  PBGC. PBGC shall mean the Pension Benefit Guaranty Corporation created byss.4002 of ERISA and any successor entity or entities having similar responsibilities.

                  PERMITTED INDEBTEDNESS. The term "Permitted Indebtedness" shall have the meaning specified in Section 7.10 of this Agreement.

                  PERMITTED LIENS. The term "Permitted Liens" shall have the meaning specified in Section 7.11 of this Agreement.

                  PERSON. The term "Person" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

                  PREFERRED STOCK. The term "Preferred Stock" shall have the meaning specified in Section 4.5(a) of this Agreement.

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                  PRIVATE PLACEMENT MEMORANDUM. The term "Private Placement
Memorandum" shall mean the Company's Confidential Private Placement Memorandum dated as of March 24, 2000, which has been previously provided to each of the Purchasers.

                  PROPERTY. The term "Property" shall mean the assets and properties owned and/or operated by the Company and its Subsidiaries.

                  PUBLIC SALE. The term "Public Sale" shall mean any sale of securities to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act or any other public offering not required to be registered under the Securities Act.

                  PURCHASE PRICE. The term "Purchase Price" shall have the meaning specified in Section 2.2 of this Agreement.

                  PURCHASERS. Each of the Persons listed on Exhibit A to this Agreement, and any Person who becomes a party to this Agreement after the date hereof pursuant to Article X of this Agreement.

                  REGISTRATION RIGHTS AGREEMENT. The term "Registration Rights Agreement" shall mean the Amended and Restated Registration Rights Agreement dated as of March 31, 2000 among the Company and the stockholders of the Company in the form of Exhibit B hereto.

                  RELATED AGREEMENTS. The term "Related Agreements" shall mean the Financing Agreements (other than this Agreement) and the Amended and Restated Certificate of Incorporation of the Company substantially in the form attached as Exhibit D hereto.

                  SBA.  The term "SBA" shall have the meaning specified in
Section 6.1.10 of this Agreement.

                  SBIC INVESTOR. The term "SBIC Investor" shall have the meaning specified in Section 6.1.10 of this Agreement.

                  SECURITIES ACT. The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

                  SERIES A HOLDERS. The term "Series A Holders" shall mean the holders of the Company's Series A Preferred Stock.

                  SERIES A PREFERRED STOCK. The term "Series A Preferred Stock" shall have the meaning specified in Section 4.5(a) of this Agreement.

                  SERIES A PURCHASE AGREEMENT. The term "Series A Purchase Agreement" shall mean the Securities Purchase Agreement among the Company and the Series A Holders, dated as of November 18, 1998, as amended as of December 14, 1998, and as further amended pursuant to Article XXII hereof.

                  SERIES A-1 HOLDERS. The term "Series A-1 Holders" shall mean the holders of the Company's Series A-1 Preferred Stock.

                  SERIES A-1 PREFERRED STOCK. The term "Series A-1 Preferred Stock" shall have the meaning specified in Section 4.5(a) of this Agreement.

                  SERIES A-1 PURCHASE AGREEMENT. The term "Series A-1 Purchase Agreement" shall mean the Securities Purchase Agreement dated as of December 13, 1999, among the Company and the Series A-1 Holders.

                  SERIES B PREFERRED STOCK. The terms "Series B Preferred Stock" shall have the meaning specified in Section 4.5(a) of this Agreement.

                  SMALL BUSINESS ACT. The term "Small Business Act" shall have the meaning specified in Section 6.1.10 of this Agreement.

                  STOCKHOLDERS' AGREEMENT. The term "Stockholders' Agreement" shall mean the Amended and Restated Stockholders' Agreement dated as of March 31, 2000 among the Company and all of its stockholders in the form of Exhibit C hereto.

                  SUBSEQUENT CLOSING. The term "Subsequent Closing" shall have the meaning specified in Section 2.4 of this Agreement.

                  SUBSIDIARY. The term "Subsidiary" shall mean any Person in which the Company shall at the time own directly or indirectly through another Subsidiary at least a majority of its outstanding capital stock (or other shares of beneficial interest) entitled to vote generally.

                  SUPERMAJORITY BOARD VOTE. The term "Supermajority Board Vote" shall mean the affirmative vote of at least 66 2/3% of the members of the Board of Directors present at a meeting at which a quorum is present, which vote shall include the affirmative vote of at least four Institutional Directors, if there are five Institutional Directors present at the meeting at which such vote occurs or three Institutional Directors if there are four or three Institutional Directors present at the meeting at which such vote occurs.

                  UNITED STATES BANKRUPTCY CODE. The term "United States Bankruptcy Code" shall mean Title 11 of the United States Code as in effect from time to time.

                  USRPHC.  The term "USRPHC" shall have the meaning specified in
 Section 4.32 of this Agreement.

ARTICLE II. SALE AND PURCHASE OF SERIES B PREFERRED STOCK ON THE CLOSING DATE


                  SECTION 2.1. SALE AND PURCHASE OF SERIES B PREFERRED STOCK. Subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, the Company agrees to issue and sell to each Purchaser, and each Purchaser commits to purchase, the shares of the Company's Series B Preferred Stock as set forth opposite the name of such Purchaser on Exhibit A attached hereto. Exhibit A also indicates the Series B Preferred Stock to be purchased on the Closing Date.

                  SECTION 2.2. PURCHASE PRICE. The per share purchase price for the Series B Preferred Stock, whether purchased on the Closing Date or pursuant to a Capital Call, is $7.00 (the "Purchase Price").

                  SECTION 2.3. CLOSING. The closing of the purchase and sale of the Series B Preferred Stock initially to be purchased by the Purchasers hereunder (the "Closing") will take place at the offices of the Company, 16090 Swingley Ridge Road, Suite 500, Chesterfield, Missouri 63017, at 10:00 a.m. C.S.T. on April 14, 2000, or at such other time, date and place as the parties hereto may agree upon (the "Closing Date"). At the Closing, the Company will deliver to the Purchasers certificates evidencing the shares of Series B Preferred Stock to be purchased on the Closing Date against payment of the Purchase Price for all such shares in immediately available funds. Each of the Series B Preferred Stock to be purchased on the Closing Date will be issued to the appropriate Purchaser on or before the Closing Date and registered in such Purchaser's name in the Company's records in the amounts designated in Section
2.1 hereof.

                  SECTION 2.4. POSSIBLE SUBSEQUENT SALES OF SERIES B PREFERRED STOCK. At any time on or before July 15, 2000 and subject to the prior approval of the Board of Directors, the Company may sell, in one or more closings (each a "Subsequent Closing") up to the balance of the authorized shares of Series B Preferred Stock not sold or subscribed for at the Closing to lender participants in the Company's proposed expanded secured credit facility. At any Subsequent Closing, (i) the Person purchasing such shares (an "Additional Purchaser") shall execute a counterpart signature page to this Agreement and the other Financing Agreements to which the Purchasers are a party and thereupon would be deemed a Purchaser hereunder, (ii) each Additional Purchaser shall purchase the same portion of its aggregate subscription obligation as the original Purchasers have purchased of their respective aggregate subscription obligations (as of the date of such Subsequent Closing) and (iii) the Company shall cause the exhibits and schedules to this Agreement and such other agreements to be amended to reflect the purchase made by the Additional Purchaser(s) at each Subsequent Closing. All such sales shall be made on the terms and conditions of this Agreement, including satisfaction of the closing conditions set forth herein.

                  SECTION 2.5. USE OF PROCEEDS. The proceeds from the sale of the Series B Preferred Stock purchased hereunder will be used as described under the caption "Use of Proceeds" in the Private Placement Memorandum. The Company covenants and agrees to provide the Purchasers with such information as they may reasonably request to verify the use of the proceeds from the sale of the Series B Preferred Stock.


ARTICLE III.  ADDITIONAL PURCHASES OF SERIES B PREFERRED STOCK

                  SECTION 3.1. ADDITIONAL PREFERRED STOCK SUBSCRIPTION OBLIGATION OF PURCHASERS.


                  (a) Until the end of the Investment Period, each Purchaser shall be required to satisfy, if, as and when from time to time requested by the Company, in accordance with the terms and conditions of this Article III, its Additional Preferred Stock Subscription Obligation. The Board of Directors may request (a "Capital Call") each Purchaser to satisfy such Additional Preferred Stock Subscription Obligations from time to time on a pro rata basis in two substantially equal installments, to the extent funds are necessary to make any Acquisitions by the Company, to pay operating, capital or other expenses of the Company, to fund reasonable reserves which the Board of Directors deems appropriate to establish or for such other purpose as the Board of Directors deems necessary, consistent with the purposes of the Company and Section 2.5 hereof. No such request shall be made which would require a Purchaser to purchase pursuant to its Additional Preferred Stock Subscription Obligation less than a whole share of Series B Preferred Stock. The Board of Directors may not make a Capital Call more than once in any 30-day period, and shall make both Capital Calls prior to the end of the Investment Period.

                  (b) The Additional Preferred Stock Subscription Obligation shall be satisfied by each such Purchaser, by wire transfer of immediately available funds, in accordance with a written notice from the Company, which notice shall state the amount required from each Purchaser and the date when such Additional Preferred Stock Subscription Obligation is to be paid to the Company (the "Capital Call Closing Date"). The Capital Call Closing Date shall be a date which is not less than thirty-five (35) days after receipt of such written notice, subject to the condition that all applicable waiting periods (and any extensions thereof) applicable to any filing made by any such Purchaser pursuant to the Hart-Scott-Rodino Act with respect to such Purchaser's Additional Preferred Stock Subscription Obligation shall have expired or otherwise been terminated.

                  (c) Subject to the provisions of this Section 3.1(c), if a Purchaser who is required to do so fails to satisfy all or any portion of its Additional Preferred Stock Subscription Obligation by the Delinquency Date, and so long as all of the conditions set forth in Section 3.2 to such Purchaser's obligations have been satisfied, such Purchaser shall be deemed a Defaulting Purchaser, and the Board of Directors may elect in its sole discretion to (i) bring an action to enforce such Purchaser's obligation to satisfy its Additional Preferred Stock Subscription Obligation, including interest thereon from the time such payment was due until paid at the lesser of (A) 18% per annum, compounded on a monthly basis to the extent permitted by law, or (B) the highest rate permitted by law, and/or (ii) require the Defaulting Purchaser to exchange any shares of Common Stock or Preferred Stock then held by the Defaulting Purchaser for shares of a new series of junior preferred stock of the Company (the "Defaulter's Preferred Stock"). The

Defaulter's Preferred Stock shall (i) be junior to all Preferred Stock in liquidation, (ii) shall not be entitled to payment of any dividends, (iii) shall have a liquidation value of $7.00 per share, (iv) unless and until the Defaulting Purchaser shall have satisfied its Additional Preferred Stock Subscription Obligation, together with interest thereon at the rate provided above, shall not be convertible or exchangeable for any other shares of the capital stock of the Company or redeemable for cash or otherwise, and (v) shall have no voting rights or any rights as a holder of Series B Preferred Stock hereunder, under the Stockholders' Agreement or under the Registration Rights Agreement. All Purchasers hereby agree to vote their shares of stock of the Company to carry out the provisions of this Section 3.1(c), including, without limitation, voting to authorize and issue the Defaulter's Preferred Stock as necessary.

                  SECTION 3.2. CONDITIONS TO ADDITIONAL PREFERRED STOCK SUBSCRIPTION OBLIGATION. Each Purchaser's obligation to satisfy all or any portion of its Additional Preferred Stock Subscription Obligation pursuant to this Agreement is subject to satisfaction of the following conditions precedent on or prior to the Capital Call Closing Date:

                  (a) Such Purchaser shall have received from the Company copies, certified by a duly authorized officer thereof to be true and complete as of the Capital Call Closing Date, of the resolutions adopted by the Board of Directors approving the Capital Call;

                  (b) None of the representations of the Company contained in
         Article IV of this Agreement shall have been untrue or incorrect as of the date of this Agreement to the extent that such untrue or incorrect representation has had or would reasonably be expected to have a material adverse effect on the assets, liabilities, financial condition or prospects of the Company and its Subsidiaries taken as a whole;

                  (c) The purchase of the Series B Preferred Stock by such Purchaser shall not be prohibited by any applicable law or governmental order or regulation;

                  (d) All applicable waiting periods (and any extensions thereof) applicable to any filing made by such Purchaser pursuant to the Hart-Scott-Rodino Act shall have expired or otherwise been terminated; and

                  (e) Such Purchaser shall have received duly executed stock certificates representing the Series B Preferred Stock being purchased pursuant to the Capital Call.


ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  In order to induce the Purchasers to enter into this Agreement and to purchase the Series B Preferred Stock, the Company hereby represents and warrants as of the date hereof that:

                  SECTION 4.1. ORGANIZATION AND GOOD STANDING. The Company is validly existing and in good standing under the laws of the State of Delaware and in each jurisdiction in which it is required to be qualified as a foreign corporation. The Company is not required to be qualified as a foreign corporation in any jurisdiction other than those listed on Schedule 4.1. The Company has the power to own its properties and to carry on its business as now conducted and as proposed to be conducted. Each of the Subsidiaries is validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                  SECTION 4.2. AUTHORIZATION. The execution, delivery and performance by the Company of this Agreement and each Related Agreement, the issuance and sale by the Company of the Series B Preferred Stock hereunder and the issuance of the Conversion Stock upon conversion of the Series B Preferred Stock, (a) are within its corporate power and authority, (b) have been duly authorized by all necessary corporate, shareholder and other proceedings, and
(c) do not conflict with or result in any breach of any provision of, or result in the creation of any Lien upon any of the Property pursuant to, the Certificate of Incorporation or by-laws of the Company or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument, the non-compliance with which would materially adversely affect the business, operations or financial condition of the Company.

                  SECTION 4.3. ENFORCEABILITY. This Agreement and each of the Related Agreements, the issuance and sale by the Company of the Series B Preferred Stock hereunder and the issuance of the Conversion Stock upon conversion of the Series B Preferred Stock, constitute legally binding obligations of the Company enforceable against it in accordance with the respective terms and provisions hereof and thereof, except to the extent (a) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights, (b) that the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought and (c) the enforceability of the indemnity and contribution provisions contained in the Registration Rights Agreement may be limited under federal securities laws.

                  SECTION 4.4. CONSENTS. Except as set forth in Schedule 4.4 hereto, the execution, delivery and performance by the Company of this Agreement and each Related Agreement, the purchase and sale of the Series B Preferred Stock hereunder and the issuance of the Conversion Stock upon conversion of the Series B Preferred Stock, do not require the approval or consent of, or any filing with, any governmental authority or agency or any other Person.

                  SECTION 4.5. CAPITALIZATION. (a) Capital Stock. As of the Closing Date, the authorized capital stock of the Company will consist solely of 200,000,000 shares of common stock, $.01 par value per share (the "Common Stock"), and 100,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"), of which 26,850,000 shares will be designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"), 3,125,000 shares will be designated as Series A-1 Convertible Preferred Stock (the "Series A-1 Preferred Stock") and 32,500,000 shares will be designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock"). Of such authorized shares, as of February 29, 2000, 5,864,200 shares of Common Stock, 26,850,000 shares of Series A Preferred Stock and 3,125,000 shares of Series A-1 Preferred Stock are issued and outstanding. Schedule 4.5 incorporates by reference to the Private Placement Memorandum a table indicating the pro forma capitalization of the

Company as of December 31, 1999 after giving effect to the issuance of the Series B Preferred Stock and the consummation of all other transactions contemplated by this Agreement. All of such issued shares of Common Stock, Series A Preferred Stock and Series A-1 Preferred Stock have been duly authorized, are validly issued and outstanding, are fully paid and non-assessable and were issued in compliance with applicable state and federal securities laws. As of the Closing Date, all Series B Preferred Stock will have been duly authorized, and, upon payment therefor pursuant to the terms of this Agreement, will be validly issued and outstanding, fully paid and non-assessable.

                  (b) Options, Etc. Except for each Purchaser's Additional Preferred Stock Subscription Obligation and shares of Common Stock issuable (i) upon conversion of the Series A Preferred Stock, Series A-1 Preferred Stock or Series B Preferred Stock, (ii) pursuant to the Option Plan and (iii) pursuant to the Founders' Warrants, there are no outstanding rights (either preemptive or other) or options to subscribe for or purchase from the Company, or any warrants or other agreements providing for or requiring the issuance by the Company of, any capital stock or any securities convertible into or exchangeable for, or exercisable into, its capital stock.

                  (c) Reservation, Etc. Sufficient shares of authorized but unissued Series B Preferred Stock have been reserved by appropriate corporate action for the Purchasers' Additional Preferred Stock Subscription Obligations. The issuance of such additional shares will not be subject to preemptive rights in any present or future stockholders of the Company and will not conflict with any provision of any agreement to which the Company is a party or by which it is bound, and such additional shares, when issued and paid for upon compliance with a Capital Call, will be duly authorized, validly issued and outstanding, fully paid and non-assessable. The Conversion Stock has been duly and validly reserved for issuance.

                  SECTION 4.6. SUBSIDIARIES. Schedule 4.6 correctly sets forth the name of each Subsidiary of the Company, the jurisdiction of its incorporation and the Persons owning the outstanding capital stock of each such Subsidiary. Each such Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own its properties and carry on its businesses as now being conducted and is qualified to do business in every jurisdiction in which its ownership of its property or the conduct of its business requires such qualification. All of the outstanding shares of capital stock of each such Subsidiary are validly issued, fully paid and non-assessable. Except for such Subsidiaries, the Company does not own any legal and/or beneficial interest in any corporation, partnership, business trust, joint venture or other trade or business enterprise.

                  SECTION 4.7.  FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES.
(a) Each Purchaser has heretofore been furnished with complete and correct copies of each of the following:

                           (i) the audited consolidated balance sheet of the
                  Company and its Subsidiaries as of December 31, 1999 ("Balance Sheet Date"); and

                           (ii) the pro forma consolidated balance sheet of the
                  Company and its Subsidiaries as of the Balance Sheet Date, taking into account the issuance of all of the Series B Preferred Stock as contemplated hereby.

                  (b) The Company's audited consolidated balance sheet as of the Balance Sheet Date was prepared in accordance with generally accepted accounting principles and fairly presents the financial condition of the Company and its Subsidiaries as at the Balance Sheet Date. Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, which are not described in such audited balance sheet except for liabilities that may have arisen in the ordinary and usual course of business since the Balance Sheet Date and that individually or in the aggregate do not have and could not reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole, and other liabilities and obligations expressly disclosed in the Schedules to this Agreement.

                  (c) The pro forma consolidated balance sheet of the Company referred to in Section 4.7(a)(ii) has been prepared by management of the Company on a reasonable basis taking into consideration the effect of the transactions contemplated hereby as of the Closing Date and none of the Company and its management is aware of any fact which casts doubt on the accuracy or completeness thereof. After giving effect to the transactions contemplated hereby and by the Related Agreements, neither the Company nor any of its Subsidiaries will have any material liabilities, contingent or otherwise, which are not referred to in such balance sheet or in the notes thereto other than liabilities not required to be disclosed in accordance with generally accepted accounting principles and liabilities arising under this Agreement or the Related Agreements.

                  SECTION 4.8. ABSENCE OF CERTAIN DEVELOPMENTS. With respect to the Company and its Subsidiaries, since the Balance Sheet Date, there has not been:

                  (a) any material adverse change in the assets, properties, liabilities, financial condition, operating results or business of the Company and its Subsidiaries, taken as a whole;

                  (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries, taken as a whole;

                  (c) any waiver by the Company or any of its Subsidiaries of a valuable right or of a debt owed to it, except in the ordinary course of business and that does not materially and adversely affect the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries, taken as a whole;

                  (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any of its Subsidiaries, except in the ordinary course of business and that does not materially and adversely affect the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries, taken as a whole;

                  (e) any change or amendment to a material contract or arrangement by which the Company or any of its Subsidiaries or any of their assets or properties are bound or subject, except in the ordinary course of business and that does not materially and adversely affect the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries, taken as a whole;

                  (f) any sale, assignment or transfer of any patents or patent applications, trademarks or trademark applications, service marks, trade names, corporate names, copyrights or copyright registrations, trade secrets or other intangible assets, except those which are not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries, taken as a whole;

                  (g) any declaration, payment, setting aside or other distribution of cash or other property to its stockholders with respect to its capital stock or other equity securities (including, without limitation, any warrants, options or other rights to acquire its capital stock or other equity securities), except for repurchases of stock from employees whose employment has been terminated;

                  (h) made capital expenditures or commitments therefor in excess of those approved by the Board of Directors;

                  (i) any written agreement by the Company or any Subsidiaries to do any of the things described in this Section 4.8.

                  SECTION 4.9. INDEBTEDNESS AND LIENS. Neither the Company nor any of its Subsidiaries has any Indebtedness or Liens upon any of its Property other than Permitted Indebtedness and Permitted Liens.

                  SECTION 4.10. INDEBTEDNESS TO AND FROM OFFICERS, DIRECTORS AND OTHERS. Except as set forth on Schedule 4.10 hereto, neither the Company nor any of its Subsidiaries is indebted to any director, officer, employee or consultant of the Company or any of its Subsidiaries or to any other Affiliate of the Company, except for amounts due as normal salaries, fees or reimbursement of ordinary business expenses. Except as set forth on Schedule 4.10, no director, officer, employee or consultant of the Company or any of its Subsidiaries and no other Affiliate of the Company is now, or on the Closing Date will be, indebted to the Company or any Subsidiary of the Company except for ordinary business expense advances.

                  SECTION 4.11. LICENSES, ETC. Schedule 4.11 sets forth a listing of all franchises, patents, patent applications, patent licenses, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, permits, authorizations, certificates of convenience and necessity, operating rights and other rights as are necessary for the conduct of the Company's business as currently conducted. All of the foregoing are in full force and effect, and the Company is in compliance with the foregoing without any known conflict with the valid rights of others which could affect or impair in a material manner the business, assets, financial condition or prospects of the Company. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for such inventions, trade secrets or proprietary information that have been assigned to the Company. To the Company's knowledge, the conduct of the

Company's business has not infringed or misappropriated and does not infringe or misappropriate any proprietary rights of other persons or entities, nor to the Company's knowledge, would any future conduct as presently contemplated infringe any proprietary rights of other persons or entities, and, to the Company's knowledge, no conduct of any other Person has infringed or misappropriated or does infringe or misappropriate the proprietary rights of the Company.

                  SECTION 4.12. SOLVENCY. Prior to and taking into account the consummation of the financing transactions contemplated by this Agreement and the Related Agreements, the Company is solvent, and has tangible and intangible assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured, and its capital is not unreasonably small for the conduct of its business as presently contemplated and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

                  SECTION 4.13. TITLE TO ASSETS; LEASES. The Company owns and leases no real property except for its leases of office facilities described on
Schedule 4.13. Except as disclosed on Schedule 4.13, the Company enjoys peaceful and undisturbed possession, and is in compliance with the terms, of such leases and of all leases of personal property, except where failure to enjoy such possession or such noncompliance would not have a material adverse effect upon the business, assets, prospects or financial condition of the Company and all such leases are valid and in full force and effect.

                  SECTION 4.14. LITIGATION. There is no litigation, action, suit or proceeding, at law or in equity, or any proceeding before any court, board or other governmental or administrative agency or any arbitrator pending or, to the knowledge of the Company, after due inquiry, threatened, involving the Company and its Subsidiaries. No judgment, decree or order of any court, board or other governmental or administrative agency or arbitrator has been issued against or binds the Company or its assets which has or may have any material adverse effect on the business, assets, financial condition or prospects of the Company and its Subsidiaries, taken as a whole.

                  SECTION 4.15. TAX RETURNS. The Company has filed all tax returns and reports which are required to be filed by it with any foreign, federal, state or local governmental authority or agency and has paid, or made adequate provision for the payment of, all assessments received and all taxes which have or may become due under applicable foreign, federal, state or local governmental law or regulations with respect to the periods in respect of which such returns and reports were filed. The Company knows of no additional assessments since the date of such returns and reports for which adequate reserves appearing on the balance sheet referred to in Section 4.7(a)(ii) have not been established. The Company has made adequate provisions for all current or past taxes.

                  SECTION 4.16. DEFAULTS. Except as set forth in Schedule 4.16 hereto, neither the Company nor any of its Subsidiaries is in default under any provisions of its Certificate of Incorporation or by-laws or under any provisions of any franchise, contract, agreement, lease or other instrument to which it is a party or by which it or its property is bound, or in violation of any law, judgment, decree or governmental order, rule or regulation, which default or violation could affect adversely in any material manner the business, assets, prospects or financial condition of the Company and its Subsidiaries, taken as a whole. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor compliance with its terms and conditions and with the terms and provisions of the Financing Agreements, will conflict or result in breach of, or constitute a default under, any of the material terms, obligations, covenants, conditions or provisions of any restriction or of any material indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, charter, by-law or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected, or any judgment, order, writ, injunction, decree or demand of any court, arbitrator, governmental agency or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of the Company or any of its Subsidiaries.

                  SECTION 4.17. BURDENSOME OBLIGATIONS. Neither the Company nor any of its Subsidiaries is party to or bound by any agreement, deed, lease or other instrument which is so unusual or burdensome as to affect or impair materially and adversely the business, assets, prospects or financial condition of the Company and its Subsidiaries, taken as a whole, in the foreseeable future.

                  SECTION 4.18. EMPLOYEE BENEFIT PLANS. Neither the Company nor any of its Subsidiaries maintains any Employee Benefit Plan, except as set forth on Schedule 4.18, and neither the Company nor any of its Subsidiaries has ever maintained or contributed to any Employee Benefit Plan with respect to which the Company is or was required to file Internal Revenue Service ("IRS") Form 5500, and neither the Company nor any of its Subsidiaries contributes to or has ever contributed to any "multiemployer plan," as such term is defined in Section 3 of ERISA.

                  SECTION 4.19. REPRESENTATIONS AND WARRANTIES UNDER RELATED AGREEMENTS. All representations and warranties made by the Company in any of the Related Agreements or in the certificates delivered in connection therewith are true and correct in all material respects as of the date hereof with the same force and effect as though made on and as of the date hereof, and such representations and warranties are hereby confirmed to you and made representations and warranties of the Company hereunder as fully as if set forth herein. To the best of the Company's knowledge, all representations and warranties made in the Related Agreements by or on behalf of any party thereto other than the Company and the Purchasers are true and correct in all material respects.

                  SECTION 4.20. EMPLOYMENT CONTRACTS, LABOR RELATIONS. Except as set forth on Schedule 4.20, neither the Company nor any of its Subsidiaries is a party to any written employment agreement, arrangement or understanding with any of its officers or employees and there are no collective bargaining agreements covering any of the employees of the Company or any of its Subsidiaries. Neither the Company, nor to the Company's knowledge, any of its employees, is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreements relating to, affecting or in conflict with the present or proposed business activities of the Company (other than agreements between the Company and its present and former employees). No consent of any union (or any similar group or organization) is required in connection with the consummation of the transactions contemplated hereby or by the Related Agreements. Except as disclosed in Schedule 4.20, there are no pending, threatened or anticipated (a) employment discrimination charges or complaints against or involving the Company or any of its Subsidiaries before any federal, state, or local board, department, commission or agency, (b) unfair labor practice charges or complaints, disputes or grievances affecting the Company or any of its Subsidiaries, (c) union representation petitions respecting the employees of the Company or any of its Subsidiaries, (d) efforts being made to organize any of the employees of the Company or any of its Subsidiaries or (e) strikes, slow downs, work stoppages, or lockouts or threats thereof affecting the Company or any of its Subsidiaries.

                  SECTION 4.21. LOCATION OF OFFICE. The Company's executive offices and the location where its books and records are kept is at the address set forth above.

                  SECTION 4.22. NECESSARY PROPERTY. Except as may be set forth in Schedule 4.22 hereto, the properties and assets owned, leased by or licensed to the Company and its Subsidiaries constitute all of the real and personal properties, tangible and intangible, which are necessary, used or useful in the conduct of the businesses of the Company and its Subsidiaries in the manner and to the extent presently conducted. Except as may be set forth in Schedule 4.22, no other material real or personal properties are required for the conduct of the businesses of the Company and its Subsidiaries as presently conducted.

                  SECTION 4.23. TRANSACTION COSTS. Except as set forth on
Schedule 4.23, there are no Transaction Costs (as defined below) that will be payable by the Company with respect to the offer, issue and sale of the Series B Preferred Stock. The Purchasers are not responsible for and have no obligation to pay the Transaction Costs. The term "Transaction Costs" shall mean all of the costs, fees, and expenses incurred by the Company in connection with the offer, issue and sale of the Series B Preferred Stock, including without limitation, broker's, finder's or placement fees or commissions, attorneys' fees and fees of other professionals.

                  SECTION 4.24. GOVERNMENTAL REGULATIONS. The Company is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is the Company a "registered investment company", or an "affiliated person" or a "principal underwriter" of a "registered investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                  SECTION 4.25. SMALL BUSINESS CONCERN. The Company, together with its "affiliates" (as defined in 13 CFR 121.103), qualifies as a "small business concern" within the meaning of the Small Business Investment Act of 1958, as amended, and as a "small concern" within the meaning of the rules and regulations thereunder pertaining to financings by small business investment companies (13 CFR 201). The Company conducts its business in all respects and maintains its properties and facilities in such a manner that the financing and financial assistance provided by the Purchasers will comply with 13 CFR 107.720.

                  SECTION 4.26. DISCLOSURE. No representation, warranty or statement made in this Agreement, any Related Agreement, or any agreement, certificate, statement or document furnished by or on behalf of the Company in connection herewith or therewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

                  SECTION 4.27. GOVERNMENTAL LICENSES. Schedule 4.27 describes and refers to the types of licenses, consents, permits, approvals and authorizations of public or governmental bodies including, without limitation, the FCC, and the states, counties and municipalities in which the businesses of the Company or its Subsidiaries are located, which are required in connection with and are material to the installation, conduct and operation of the business of the Company or its Subsidiaries (collectively referred to as the "Authorizations").

                  SECTION 4.28. COMPLIANCE WITH LAWS. The Company and each of its Subsidiaries are in compliance in all material respects with and have so complied with, and are not in any material respect in default under or in violation of, and the operation of the businesses of the Company and its Subsidiaries do not contravene in any material respect, any statute, law (including environmental or employment laws), ordinance, decree, order, rule or regulation of any governmental body applicable to the Company or any of its Subsidiaries or any of their respective businesses, including, without limitation, the rules and regulations of the FCC.

                  SECTION 4.29. ACQUISITION AGREEMENTS. Except for the transactions contemplated by this Agreement and the Related Agreements, and except as set forth in Schedule 4.29, neither the Company nor any of its Subsidiaries is a party to, bound by or the subject of, any agreement or understanding relating to the purchase or investment by any Person in the assets or stock of the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries is a party to, bound by or the subject of, any agreement or understanding relating to the purchase of or investment by the Company or any of its Subsidiaries in the assets or stock of any Person.

                  SECTION 4.30. MATERIAL CONTRACTS AND OBLIGATIONS. Attached hereto as Schedule 4.30 is a true, complete and accurate list, categorized by subject matter, of all of the following outstanding contracts, agreements, plans, leases and commitments entered into by the Company or any of its Subsidiaries which are in writing or, to the best of the Company's knowledge, have been orally agreed to by the Company or any of its Subsidiaries:

                           (i)  all purchase orders or contracts for the
purchase of materials, products or supplies which are for a term of more than 6 months, or involve aggregate payments by the Company or any of its Subsidiaries of more than $10,000, or which were entered into other than in the ordinary course of business of the Company and its Subsidiaries;

                           (ii) all written employment, consulting or service
contracts with any stockholder, director, officer, consultant, advisor or employee of the Company, any person related by blood or marriage to any such Person or any other Affiliate of the Company, and any such oral contracts which are not terminable at will by the Company or any of its Subsidiaries;

                           (iii)  all plans, contracts or arrangements providing
for stock options or stock purchases, bonuses, pensions, deferred or incentive compensation, retirement or severance payments, profit-sharing, insurance or other benefit plans or programs for any stockholder, director, officer, consultant, advisor or employee of the Company or any of its Subsidiaries;

                           (iv)   all contracts for construction or for the
purchase of real estate, improvements, fixtures, equipment, machinery and other items which under GAAP constitute capital expenditures;

                           (v)    all contracts relating to the rental or use of
equipment, vehicles, other personal property or fixtures;

                           (vi)   all contracts relating in any way to direct or
indirect Indebtedness for borrowed money or evidenced by a bond, debenture,note or other evidence of Indebtedness (whether secured or unsecured) of or to the Company or any of its Subsidiaries, and all Liens with respect to any Property used or owned by the Company or any of its Subsidiaries;

                           (vii)  all contracts substantially restricting the
Company or any of its Subsidiaries from engaging in any line of business or competing with any Person or in any geographical area, or from using or disclosing any information in its possession (other than routine supplier and customer confidentiality agreements);

                           (viii) all license agreements, either as licensor
or licensee;

                           (ix)   all joint venture contracts and agreements
involving a sharing of profits;

                           (x)    all contracts, commitments or shared services
arrangement with any Affiliate and all contracts or commitments not made in the ordinary course of its business; and

                           (xi)   all other contracts, except those which are
(A) cancelable on 30 days' or less notice without any penalty or other financial obligation or (B) if not so cancelable, involve annual aggregate payments by or to the Company or any of its Subsidiaries of $5,000 or less.

                  Except as set forth on Schedule 4.30, all contracts, agreements, plans, leases and commitments required to be disclosed to the Purchasers pursuant to this Section 4.30 are valid, binding and in full force and effect as to the Company and its Subsidiaries, and none of the Company or any of its Subsidiaries or, to the best of the Company's knowledge, any other party thereto, is in material breach or material violation of, or material default under, nor is there any reasonable basis for a claim of material breach or violation by the Company or any of its Subsidiaries of, or default by the Company or any of its Subsidiaries under, the terms of any such contract, agreement, plan, lease or commitment, and no event has occurred which constitutes or, with the lapse of time or the giving of notice or both, would constitute such a material breach, violation or default by the Company or any of its Subsidiaries thereunder.

          SECTION 4.31. ENVIRONMENTAL AND SAFETY LAWS. To the Company's knowledge, neither the Company nor any of its Subsidiaries is in violation of any applicable Environmental Law or any applicable statute, law or regulation relating to occupational health and safety and to the Company's knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          SECTION 4.32. INVESTMENTS IN REAL PROPERTY HOLDING INTERESTS. The Company's capital stock does not constitute a United States real property interest as that term is defined in Section 897(c)(1)(A)(ii) of the Code. The preceding representation is based on a determination by the Company that the Company is not and, since its inception, has not been a United States real property holding corporation (as that term is defined in Section 897(c)(2) of the Code) (a "USRPHC"). From time to time, upon request of any Purchaser, the Company shall make a determination as to its status as a USRPHC. If at any time in the future the Company should become a USRPHC, the Company shall, as promptly as possible, notify each Purchaser of such change in status.

          SECTION 4.33. UNRELATED BUSINESS TAXABLE INCOME. Any gross income derived by the Purchasers from the Series B Preferred Stock and the Conversion Stock, as holders thereof, shall be in the form of dividends, if any, and capital gains and losses from the disposition of property, but only such dividends and capital gains and losses that are not included under Section 512(b)(4) of the Code in calculating unrelated business taxable income. This
Section 4.33 shall not be deemed to apply to (i) any compensation (in cash, stock or other form), received by any designee of a Purchaser in his or her capacity as a director of the Company, that is transferred to such Purchaser,
(ii) any income included under Section 512(b)(4) of the Code as a result of acquisition indebtedness incurred by any Purchaser in connection with the purchase of an interest in the Company, (iii) any income derived by any Purchaser from the Company with respect to which such Purchaser has expressly waived in writing the application of the provisions of this Section 4.33, or
(iv) any income derived by any Purchaser pursuant to the reimbursement of expenses provisions hereof.


ARTICLE V. PURCHASERS' INVESTMENT REPRESENTATIONS AND WARRANTIES

          Each Purchaser hereby represents and warrants to the Company and to the directors and control persons (within the meaning of the Securities Act) of the Company as follows:

               (i) Such Purchaser recognizes that the Company has little financial and operating history and that an investment in the Company is highly speculative and involves significant risks, including, without limitation, those disclosed on Schedule 5.1 hereto.

               (ii) Such Purchaser has been afforded the opportunity to ask questions and to receive answers concerning the terms and conditions of the purchase of Series B Preferred Stock and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information set forth in this Agreement. The Company has responded to all inquiries that such Purchaser has made of it concerning the Company, its business, financial condition and prospects or any other matter relating to the operations of the Company and the offering and sale of the Series B Preferred Stock. No oral or written statement or inducement which is contrary to the information set forth in this Agreement has been made by or on behalf of the Company to such Purchaser.

               (iii) Such Purchaser is an "accredited investor" (as defined in Rule 501 of Regulation D promulgated under the Securities Act) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Series B Preferred Stock.

               (iv) Such Purchaser (a) has adequate means of providing for its current needs and possible contingencies, (b) has no need for liquidity in its investment, (c) is able to bear the economic risks of such investment in the Series B Preferred Stock, and (d) at the present time, can afford a complete loss of such investment.

               (v) Such Purchaser is purchasing the Series B Preferred Stock for its own account, for investment purposes, and not for distribution, assignment or resale to others; provided, however, that nothing contained herein shall prevent any Purchaser and subsequent holders of Series B Preferred Stock from transferring such securities in compliance with the provisions of Article XI hereof. No other Person has any direct or indirect beneficial interest in such Series B Preferred Stock, except as disclosed by such Purchaser to the Company and except investors in such Purchaser. Notwithstanding the foregoing,the parties hereto acknowledge that J.H. Whitney IV, L.P. ("JHIV") shall acquire as of the Closing Date a portion of the JHIV shares in its capacity as nominee for Whitney Strategic Partners IV, L.P., an affiliated investment fund with the same general partner entity as JHIV.

               (vi) Such Purchaser understands that (a) there is and will be no market for the Series B Preferred Stock, (b) the sale of the Series B Preferred Stock has not been and will not be registered under the Securities Act or any state securities laws in reliance on the exemption for nonpublic offerings provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and analogous state securities law provisions, and must be held indefinitely unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available, (c) except as expressly provided in the Registration Rights Agreement, the Company is under no obligation to register the Series B Preferred Stock on such Purchaser's behalf or to assist it in complying with any exemption from registration, and (d) none of the Series B Preferred Stock may be sold pursuant to Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act unless all of the conditions of that Rule are met.

               (vii) Such Purchaser understands that no Federal or state agency has passed upon the Series B Preferred Stock or made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Series B Preferred Stock. Such Purchaser will not transfer the Series B Preferred Stock or the Conversion Stock without registering or qualifying the same under applicable securities laws unless such transfer is exempt under such laws.

               (viii) Such Purchaser has not been furnished any offering literature other than this Agreement, the written materials described in
Schedule 5.2 hereto and other materials which the Company may have provided at the request of such Purchaser, and such Purchaser has relied only on the information contained in this Agreement, the written materials described in
Schedule 5.2 hereto and the other information furnished or made available to such Purchaser by the Company, as described in subparagraph (ii) above.

               (ix) Such Purchaser has its principal place of business at the address set forth on Exhibit A attached hereto.

               (x) Such Purchaser certifies, under penalties of perjury, (a) that the social security or federal taxpayer identification number shown on Exhibit A is true and complete and (b) that such Purchaser is not subject to backup withholding either because such Purchaser has not been notified that such Purchaser is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified such Purchaser that such Purchaser is no longer subject to backup withholding.

          The representations and warranties of the Purchasers herein shall not limit or modify the representations and warranties of the Company set forth in this Agreement.

          Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, its officers, directors, and control persons (within the meaning of the Securities Act) from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys' fees) which any of them may incur by reason of any breach of the representations and warranties made by such Purchaser herein; provided, however, that each such Purchaser's indemnification obligation pursuant to this Article V shall, with respect to each such Purchaser, be limited to the aggregate Purchase Price of the Series B Preferred Stock paid by such Purchaser pursuant to this Agreement. All representations, warranties and covenants in this Agreement, and the indemnification contained in this Article V, shall survive any closing hereunder.

          The certificates evidencing shares of the Series B Preferred Stock shall be imprinted with a legend in substantially the following form:

          "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT, AND SUCH SHARES CANNOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO THE REGISTRATION PROVISIONS OF SUCH ACTS OR AN EXEMPTION THEREFROM.

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CONTAINED IN A CERTAIN SECURITIES PURCHASE AGREEMENT BY AND AMONG THE COMPANY AND THE PURCHASER OF SUCH SHARES, A COPY OF WHICH IS AVAILABLE AT THE PRINCIPAL OFFICES OF THE COMPANY."


ARTICLE VI. CONDITIONS TO PURCHASE

          SECTION 6.1. PURCHASER'S CONDITIONS. Each Purchaser's obligation to purchase the Series B Preferred Stock to be purchased on the Closing Date by such Purchaser pursuant to this Agreement is subject to compliance by the Company with its agreements herein contained, and to the satisfaction, on or prior to the Closing Date, of the following conditions unless waived in writing by such Purchaser:

          SECTION 6.1.1. RELATED AGREEMENTS. Each of the Related Agreements shall have been executed and delivered in the forms provided for herein (including, without limitation, the Company's execution and delivery of Instruments of Accession whereby each Purchaser shall become party to the Stockholders' Agreement and the Registration Rights Agreement, in each case in the form attached to such Instruments), and each of the Related Agreements shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived except with the prior written consent of such Purchaser. All covenants, agreements and conditions contained in the Related Agreements which are to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects (or waived with the prior written consent of such Purchaser).

          SECTION 6.1.2. CHARTER DOCUMENTS; GOOD STANDING CERTIFICATE. Such Purchaser shall have received from the Company (a) a copy, certified by the Secretary of State of Delaware, of the Amended and Restated Certificate of Incorporation of the Company, (b) a copy, certified by a duly authorized officer of the Company to be true and complete as of the Closing Date, of the by-laws of the Company; and (c) certificates, dated not more than ten days prior to the Closing Date, of the Secretaries of State of Delaware and Missouri, as to the Company's corporate good standing in such states.

          SECTION 6.1.3. PROOF OF CORPORATE ACTION. Such Purchaser shall have received from the Company copies, certified by a duly authorized officer thereof to be true and complete as of the Closing Date, of the records of all corporate action taken by the Company to authorize the execution, delivery and performance of this Agreement and each of the Related Agreements.

          SECTION 6.1.4. INCUMBENCY CERTIFICATE. Such Purchaser shall have received from the Company an incumbency certificate, dated the Closing Date, signed by a duly authorized officer thereof and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Company, this Agreement and each of the

Related Agreements, and to give notices and to take other action on behalf of the Company hereunder.

          SECTION 6.1.5. LEGAL OPINION. The Purchasers shall have received from Bryan Cave LLP, special counsel to the Company, a favorable opinion substantially in the form of Exhibit E hereto, and covering such other matters with respect to the transactions contemplated by this Agreement as the Purchasers may reasonably request.

          SECTION 6.1.6. REPRESENTATIONS AND WARRANTIES; OFFICERS' CERTIFICATES. The representations and warranties of the Company contained or incorporated by reference herein shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except for those representations and warranties which relate specifically to a particular date, provided that such representations and warranties were true and correct in all respects as of such date; no event or condition shall have occurred or would result from the issuance of any of the Series B Preferred Stock which would be a Default or an Event of Default, and the Company shall have performed and complied with, in all material respects, all conditions and agreements required to be performed or complied with by it prior to the Closing; and such Purchaser shall have received on the Closing Date a certificate to these effects signed by an authorized officer of the Company.

          SECTION 6.1.7. LEGALITY; GOVERNMENTAL AND OTHER AUTHORIZATIONS. The purchase of the Series B Preferred Stock by such Purchaser shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or with any other Person, with respect to any of the transactions contemplated by this Agreement or any of the Related Agreements, shall have been duly obtained or made and shall be in full force and effect.

          SECTION 6.1.8. DUE DILIGENCE. Such Purchaser shall have completed its legal, financial, tax, environmental, accounting and business due diligence review of the Company with the results thereof satisfactory to such Purchaser in its sole discretion.

          SECTION 6.1.9. PAYMENT OF CERTAIN FEES AND DISBURSEMENTS. The Purchasers shall have been reimbursed by the Company pursuant to Section 11.1 of this Agreement for all reasonable out-of-pocket costs and expenses (including, but not limited to, the reasonable legal fees of one counsel to Purchasers, which shall be Cooley Godward, LLP) incurred by them through the Closing Date in connection with the transactions contemplated by this Agreement.

          SECTION 6.1.10. SBIC DOCUMENTATION. The Company shall have executed and delivered to each Purchaser that is a Federal licensee (an "SBIC Investor") under the Small Business Investment Act of 1958, as amended (the "Small Business Act"), upon request of such SBIC Investor, (i) a Size Status Declaration on Form 480 of the United States Small Business Administration ("SBA"), (ii) an Assurance of Compliance on SBA Form 652, (iii) an SBA Certification in substantially the form provided to the Company by such SBIC Investor and (iv) the information required for such SBIC Investor to prepare a Portfolio Financing Report on SBA Form 1031.

          SECTION 6.1.11. CERTIFICATION OF SECURITIES HOLDINGS. The Company shall have provided to Centennial Fund V, L.P. ("Centennial") a certification of the direct and indirect holdings of securities of the Company by certain persons designated by Centennial as required by Centennial's governing documents.

          SECTION 6.1.12. MINIMUM INVESTMENT. The Purchasers shall purchase, or subscribe to purchase, at least 19,047,619 shares of Series B Preferred Stock at the Closing.

          SECTION 6.1.13. GENERAL. All instruments and legal, governmental, administrative and corporate proceedings in connection with the transactions contemplated by this Agreement and the Related Agreements shall be reasonably satisfactory in form and substance to the Purchasers, and the Purchasers shall have received copies of all documents which Purchasers may have reasonably requested in connection therewith, including, without limitation, records of corporate proceedings, the opinion of counsel contemplated by Section 6.1.5 and any consents, licenses, approvals, permits and orders required to be secured by the Company in connection with the transactions contemplated hereby.

          SECTION 6.2. THE COMPANY'S CONDITIONS. The Company's obligation to issue and sell the Series B Preferred Stock to be purchased on the Closing Date pursuant to this Agreement are subject to compliance by each Purchaser with its agreements herein contained, and to the satisfaction, on or prior to the Closing Date, of the following conditions:

          SECTION 6.2.1. RELATED AGREEMENTS. The Stockholders' Agreement and the Registration Rights Agreement shall have been executed and delivered by each of the Purchasers and each of the stockholders of the Company in the forms provided for herein, and each of the other Related Agreements shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived except with the prior written consent of the Company. All covenants, agreements and conditions contained in the Related Agreements which are to be performed or complied with by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material aspects (or waived with the prior written consent of the Company).

          SECTION 6.2.2. LEGALITY; GOVERNMENTAL AND OTHER AUTHORIZATIONS. The sale of the Series B Preferred Stock by the Company shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or with any other Person, with respect to any of the transactions contemplated by this Agreement or any of the Related Agreements, shall have been duly obtained or made and shall be in full force and effect.

          SECTION 6.2.3. GENERAL. All instruments and legal, governmental and administrative and corporate proceedings in connection with the transactions contemplated by this Agreement and the Related Agreements shall be reasonably satisfactory in form and substance to the Company, and the Company shall have received copies of any consents, licenses, approvals, permits and orders secured by any Purchaser in connection with the transactions contemplated hereby.


ARTICLE VII. COVENANTS APPLICABLE TO THE COMPANY WHILE ANY OF THE SERIES B
             PREFERRED STOCK IS OUTSTANDING

          The Company covenants that, so long as any of the Series B Preferred Stock is outstanding, the Company will comply and will cause each of its Subsidiaries to comply with the following provisions unless otherwise consented to in writing by the Majority Holders:

          SECTION 7.1. RECORDS AND ACCOUNTS. Each of the Company and its Subsidiaries will keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and maintain adequate accounts and reserves for all taxes (including income taxes), all depreciation, depletion, obsolescence and amortization of its Properties, all contingencies, and all other reserves, all in accordance with GAAP.

          SECTION 7.2. CORPORATE EXISTENCE; SUBSIDIARIES; MAINTENANCE OF PROPERTIES. The Company and its Subsidiaries will not engage in any business other than providing telecommunications services and those businesses reasonably ancillary thereto. Unless authorized by the Board of Directors each of the Company and its Subsidiaries will (a) preserve and keep in full force and effect its corporate existence, rights and franchises, and (b) maintain all of its Properties used or useful in the conduct of its business in good condition, repair and working order (normal wear and tear excepted) and cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 7.2 shall prevent the Company or any of its Subsidiaries from discontinuing the operation and maintenance of any of such Properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of such Person's business and does not in the aggregate materially adversely affect the business of the Company and its Subsidiaries taken as a whole.

          SECTION 7.3. INSURANCE. Each of the Company and its Subsidiaries will maintain with financially sound and reputable insurance companies, funds or underwriters insurance of the kinds, covering the risks and in the relative proportionate amounts which, in the judgment of the

Board of Directors, are usually carried by reasonable and prudent companies conducting businesses similar to that of the Company and its Subsidiaries.

          SECTION 7.4. TAXES AND CLAIMS. Each of the Company and its Subsidiaries will pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon the Company and its Subsidiaries and their Properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies, which if unpaid might by law become a Lien upon any of their Properties; provided, however, that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Company or any of its Subsidiaries shall have set aside on its books adequate reserves with respect thereto; and provided, further, that the Company and its Subsidiaries will pay or cause to be paid all such taxes, assessments, charges, levies or claims forthwith upon the commencement of foreclosure on any Lien which may have attached as security therefor.

          SECTION 7.5. INSPECTION OF PROPERTIES AND BOOKS. Upon the request of any holder of Series B Preferred Stock, the Company will furnish such information regarding the business, affairs, prospects and financial condition of the Company and its Subsidiaries as such holder may reasonably request. Each of the Company and its Subsidiaries shall permit any holder of Series B Preferred Stock or any of its designated representatives, at their respective cost, to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the books of account of the Company and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of each of the Company and its Subsidiaries with, and to be advised as to the same by, officers of such Persons, all at such reasonable times and intervals as the Purchaser may reasonably request. At least three days prior to any interview of an officer of such Person, the chief executive officer of the Company shall be notified of such interview and shall be invited to attend such interview. Prior to making any such inspection or conducting any such interviews, such holder of Series B Preferred Stock and its representatives who are making the inspection or conducting the interviews shall execute confidentiality and non-disclosure agreements reasonably acceptable to the Company and its counsel and such holder and its counsel. Each Purchaser shall be entitled to have one representative attend meetings of the Board of Directors as a non-voting observer. In connection therewith, the Company shall provide each such representative with a copy of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to members of its Board of Directors concurrently with the delivery of such information to the members of its Board of Directors. Participation by observers in any meeting of the Board of Directors shall be at the reasonable discretion of the Chairman of the Board. Any observer may be excluded from all or any portion of any meeting in which the Board of Directors is (i) considering matters with respect to which such observer or any Affiliate of such observer has a conflict of interest, (ii) when deemed reasonably advisable by the Chairman of the Board and/or counsel for the Company to preserve an attorney-client privilege or the confidentiality of any other significant matter and (iii) when the Board of Directors by majority vote otherwise resolves to conduct its proceedings in executive session. The Company shall reimburse out-of-pocket expenses only for one representative of any Purchaser that has not designated or nominated, and does not have a contractual right to designate or nominate, a member of the Board of Directors. Each Purchaser that is required to be a "venture capital operating company" as defined in the regulations promulgated under ERISA shall be entitled to consult with and advise management of the Company on significant business issues, including proposed annual operating plans, and to meet with management on a regular basis to review the Company's progress in meeting such operating plans.

          SECTION 7.6. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES AND PERMITS. The Company and each of its Subsidiaries will comply with (a) all applicable laws and regulations, (b) the provisions of its Charter and by-laws, (c) all agreements and instruments by which it or any of its Properties may be bound (including, without limitation, the Related Agreements) (d) all applicable decrees, orders, and judgments and (e) all required approvals, permits and licenses. If at any time while any Series B Preferred Stock is outstanding, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any of the Company or its Subsidiaries may lawfully fulfill any of its obligations hereunder, each of the Company and its Subsidiaries will immediately take or cause to be taken all reasonable steps within its power to obtain such authorization, consent, approval, permit or license and furnish Purchasers with evidence thereof.

          SECTION 7.7. EMPLOYEE BENEFIT PLANS. Neither of the Company nor any ERISA Affiliate will:

          (a) engage in any "prohibited transaction" within the meaning ofss.406 of ERISA orss.4975 of the Code;

          (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in ss.302 of ERISA, whether or not such deficiency is or may be waived;

          (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Company or any of its Subsidiaries pursuant to ss.302(f) or ss.4068 of ERISA; or

          (d) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of ss.4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

          The Company will (i) promptly upon filing the same with the Department of Labor or Internal Revenue Service, furnish to each holder of Series B Preferred Stock a copy of the most recent actuarial statement required to be submitted under ss.103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to each holder of Series B Preferred Stock a copy of any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under ss.302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in
respect of a Multiemployer Plan, under ss.4041A, 4202, 4219, 4242 or 4245 of ERISA.

          SECTION 7.8. FURTHER ASSURANCES. The parties will cooperate with each other and execute such further instruments and documents as any party shall reasonably request to carry out the transactions contemplated by this Agreement.

          SECTION 7.9. NOTICES. The Company will promptly notify each holder of Series B Preferred Stock in writing of the occurrence of any Default or Event of Default or if any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting a Default or an Event of Default) under any of the Related Agreements or any other Default with respect to a material agreement to which the Company or any of its Subsidiaries is a party. The Company also covenants and agrees to promptly provide each Purchaser with written notice: (a) upon the Company or any of its Subsidiaries' obtaining knowledge of any violation of any Environmental Law regarding the Property or the operations of the Company or any of its Subsidiaries; (b) upon the Company or any of its Subsidiaries' obtaining knowledge of any potential or known release, or threat of release, of any Hazardous Materials at, from, or into the Property which it reports in writing or is reportable by it in writing to any governmental authority; (c) upon the Company or any of its Subsidiaries' receipt of any notice of violation of any Environmental Laws or of any release or threatened release of Hazardous Materials at, from or into the Property, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (i) the Company, any of its Subsidiaries or any other Person's operation of the Property or (ii) contamination on, from or into the Property; (d) upon the Company or any of its Subsidiaries' receipt of notice of any investigation or remediation of offsite locations at which the Company, any of its Subsidiaries or any of their predecessors are alleged to have directly or indirectly disposed of Hazardous Materials; or (e) upon the Company or any of its Subsidiaries' obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Materials with respect to which the Company or any of its Subsidiaries may be liable or for which a Lien may be imposed on the property.

          SECTION 7.10. RESTRICTIONS ON INDEBTEDNESS. Neither the Company nor any of its Subsidiaries will create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than the following ("Permitted Indebtedness"):

               (i) Indebtedness as set forth in Schedule 7.10 hereto;

               (ii)obligations, contingent and otherwise, which in accordance with GAAP are classified on the obligor's balance sheet as liabilities or referred to in the footnotes thereto, which are incurred in the ordinary course of business and not incurred through (A) the borrowing of money, or (B) the obtaining of credit except for credit on an open account basis customarily extended in connection with normal purchases of goods and services; and

               (iii) any other Indebtedness of the Company and its Subsidiaries which shall be approved by a Supermajority Board Vote.

          SECTION 7.11. RESTRICTIONS ON LIENS. Neither the Company nor any of its Subsidiaries will create or incur or suffer to be created or incurred or to exist any Lien of any kind upon any of its Properties or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; or transfer any of such Property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; or acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; or suffer to exist for a period of more than thirty days after the same shall have been incurred any Indebtedness or claim or demand against it which if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors (other than those claims which the Company is contesting in good faith by appropriate proceedings and as to which the Company shall have set aside on its books adequate reserves with respect thereto); or sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles or chattel paper, with or without recourse; provided, however, that the Company and its Subsidiaries may create or incur or suffer to be created or incurred or to exist any of the following ("Permitted Liens"):

          (a) Liens to secure taxes, assessments and other government charges or claims for labor, material or supplies in respect of obligations not overdue or due but being contested to the extent permitted by Section 7.4;

          (b) Deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

          (c) Liens in respect of final judgments or awards against the Company or any of its Subsidiaries in an aggregate amount of not greater than $100,000 (in excess of available insurance recoveries);

          (d) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens;

          (e) Encumbrances consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and irregularities in the title thereto, landlord's or lessor's Liens under leases to which the Company or any of its Subsidiaries is a party, and other minor Liens or encumbrances none of which interferes materially with the use of the property affected in the ordinary conduct of the business of the Company and its Subsidiaries and which defects do not individually or in the aggregate have a material adverse effect on the business, assets, financial condition or prospects of the Company or any of its Subsidiaries;

          (f) Any Liens on the assets and Property of the Company or any of its Subsidiaries from time to time securing Permitted Indebtedness;

          (g) Any Liens existing on the date of this Agreement; and

          (h) Any other Liens which shall be approved by the Board of Directors by a Supermajority Board Vote.

          SECTION 7.12. DISTRIBUTIONS. Unless approved by a Supermajority Board Vote, the Company shall not make any Distribution except that the Company may repurchase the Series B Preferred Stock in accordance with the terms hereof.

          SECTION 7.13. MERGER, CONSOLIDATION, SALE OF ASSETS OR OTHER DISPOSITIONS. Without the approval of the Board of Directors by a Supermajority Board Vote, neither the Company nor any of its Subsidiaries will become a party to any merger or consolidation in which the Company and/or its Stockholders do not hold a majority of the voting equity in, and do not control, the surviving entity of such merger or consolidation, or sell, lease, sublease or otherwise transfer or dispose of (including, but not limited to, any sale and leaseback transactions) any substantial portion of its Property to any Person whether directly or indirectly or in a single transaction or a series of related transactions, other than sales of inventory and used equipment in the ordinary course of business consistent with past practices; provided, that, the Company or any wholly-owned Subsidiary may engage in any of the above transactions with the Company or any other wholly-owned Subsidiary without such approval, so long as in the case of any merger or consolidation to which it is a party the Company is the surviving entity.

          SECTION 7.14. MERGER, CONSOLIDATION OR OTHER ACQUISITIONS. Neither the Company nor any Subsidiary shall directly or indirectly, by operation of law or otherwise, become a party to a merger or consolidation in which the Company and/or its Stockholders continue to hold in the aggregate a majority of the voting equity in, or continue to control, the surviving entity of such merger or consolidation, acquire all or substantially all of the assets (other than purchases of inventory made in the ordinary course of the Company's business) or capital stock of, or otherwise combine with, any Person, unless such acquisition is approved by the Board of Directors by a Supermajority Board Vote, provided that the Company or any wholly-owned Subsidiary may engage in any of the above transactions with the Company or any other wholly-owned Subsidiary without such approval, so long as in the case of any merger or consolidation to which it is a party the Company is the surviving entity.

          SECTION 7.15. TRANSACTIONS WITH AFFILIATES. Unless approved by the Board of Directors by a Supermajority Board Vote, neither the Company nor any of its Subsidiaries will engage in any transaction with any Affiliate except for transactions contemplated by the Related Agreements and except for transactions by the Company with any Subsidiary or by any Subsidiary with any other Subsidiary.

          SECTION 7.16. INVESTMENTS. Unless approved by the Board of Directors by a Supermajority Board Vote, the Company will not, and will not permit any of its Subsidiaries to, have outstanding or acquire or commit itself to acquire or hold any Investment except Investments in: (a) marketable direct obligations issued or guaranteed by the United States of

America which mature within one year from the date of acquisition thereof or which are subject to a repurchase agreement, exercisable within 90 days from the date of acquisition of such agreement, with any commercial bank or trust company incorporated under the laws of the United States of America or any State thereof or the District of Columbia, (b) commercial paper maturing within one year from the date of acquisition thereof and having, at the date of acquisition thereof, the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Corporation, (c) bankers' acceptances eligible for rediscount under Federal Reserve Board requirements accepted by any commercial bank or trust company referred to in clause (a) hereof and (d) certificates of deposit maturing within one year from the date of acquisition thereof issued by any commercial bank or trust company referred to in clause (a) hereof and having capital and surplus of at least $100,000,000.

          SECTION 7.17. JOINT VENTURES. Neither the Company nor any Subsidiary will cause or consent to any joint venture engaging in any activity which would result in a breach of any representation, warranty, covenant or agreement set forth in this Agreement or which would result in the joint venture being in breach of any representation, warranty, covenant or agreement set forth in this Agreement if the joint venture were a Subsidiary.

          SECTION 7.18. PAYMENTS ON PERMITTED INDEBTEDNESS. Neither the Company nor any of its Subsidiaries shall make (i) any payments of the Indebtedness represented by the Permitted Indebtedness except as specifically required by the terms of the Permitted Indebtedness or (ii) any prepayments (other than mandatory prepayments) of such Permitted Indebtedness. In addition, the Company shall not amend, alter or agree to any such amendment or alteration to the terms and conditions of any of the documents representing the Permitted Indebtedness if such amendment changes the principal amount outstanding, the interest rate or the date of maturity of the Permitted Indebtedness.

          SECTION 7.19. RESPONSE ACTIONS. The Company covenants and agrees that if any release or disposal of Hazardous Materials shall occur or shall have occurred on the Property, the Company will cause the prompt containment and removal of such Hazardous Materials and remediation of the Property as necessary to comply in all material respects with all Environmental Laws or to preserve in all material respects the value of the Property.

          SECTION 7.20. DILUTION PROTECTION. Except for the additional Series B Preferred Stock to be issued pursuant to Articles II and III hereof, the shares of Common Stock to be issued upon conversion of the Series A Preferred Stock, the Series A-1 Preferred Stock and the Series B Preferred Stock, and upon exercise of the Founders' Warrants and any options and warrants issued under the Option Plan (including the stock purchase program established thereunder), and any capital stock of the Company issued pursuant to Acquisitions approved by the Board of Directors as provided in Section 7.14 hereof, without a Supermajority Board Vote, neither the Company nor any of its Subsidiaries will (a) issue, sell, give away, transfer, pledge, mortgage, assign or otherwise dispose of, grant any rights (either preemptive or other) or options to subscribe for or purchase, enter into any agreements, or issue any warrants, providing for the issuance of any capital stock of the Company or any stock or securities convertible into or exchangeable for any capital stock of the Company or (b) designate any series of Preferred Stock of a class which has been authorized in the Company's Certificate of Incorporation; provided that the foregoing approval shall not be required for the issuance or transfer to the Company or any of its wholly-owned Subsidiaries of securities of any wholly-owned Subsidiary of the Company. Without the affirmative vote of 66-2/3% of the outstanding Common Stock and Preferred Stock, voting as a class, the Company will not authorize any additional class of capital stock or increase the number of shares of authorized capital stock from that set forth in Section 4.5 hereof or Schedule 4.5 hereto. The Company shall maintain such number of authorized and unissued shares of (w) Series B Preferred Stock as shall be necessary to issue upon fulfillment of the Purchasers' Additional Preferred Stock Subscription Obligations, (x) Common Stock to be issued upon conversion of the Series A Preferred Stock, the Series A-1 Preferred Stock and the Series B Preferred Stock, (y) Common Stock to be issued upon exercise of the Founders' Warrants, and (z) Common Stock to be issued upon exercise of any options or warrants issued under the Option Plan.

          SECTION 7.21. ANNUAL STATEMENTS. As soon as available and in any event within 90 days after the close of each fiscal year of the Company commencing with the fiscal year ending December 31, 2000, the Company will deliver to each holder of Series B Preferred Stock (a) an audited consolidated balance sheet and statement of income and retained earnings and of cash flows of the Company and its Subsidiaries audited to the extent so required by any "big five" independent public accounting firm, as selected by the Company, and (b) consolidated internal unaudited balance sheets and statements of income and retained earnings and of cash flows of each Subsidiary of the Company, in each case showing the financial condition of the Company and/or each Subsidiary of the Company as of the close of such fiscal year and the results of the Company's and/or such Subsidiary's operations during such fiscal year, all on a consolidated basis, and setting forth in comparative form the comparable statements for the previous fiscal year, if any. Each of the audited financial statements delivered hereunder shall be certified by such accounting firm to have been prepared in accordance with generally accepted accounting principles consistently applied, accompanied by the written statement of such firm to the effect that such firm does not know of the existence of any Default or Event of Default, or if such firm shall have obtained knowledge of any such Default or Event of Default or other event, setting forth the nature thereof.

          SECTION 7.22. MONTHLY STATEMENTS. Within 30 days after the end of each month commencing with the month ending March 31, 2000, the Company will deliver to each holder of Series B Preferred Stock (a) a consolidated internal, unaudited balance sheet and statement of income and retained earnings and of cash flows of the Company as of the end of each such month, and (b) consolidated internal unaudited balance sheets and statements of income and retained earnings and of cash flows of each Subsidiary of the Company, in each case including a comparison of such financial statements to the annual operating budget and projected monthly balance sheets and statements of income delivered pursuant to
Section 7.23 hereof and certified by the chief financial officer of the Company to be true and correct and to have been prepared in accordance with GAAP consistently applied (other than such footnotes which may be required by GAAP), subject to normal year-end adjustments described in reasonable detail.

          SECTION 7.23. OTHER FINANCIAL INFORMATION. The Company will deliver to each holder of Series B Preferred Stock, within 30 days prior to the commencement of each fiscal year, (i) an annual operating budget and projected monthly balance sheets and statements of income, (ii) as soon as practical after preparation thereof, complete and correct copies of all quarterly or annual budgetary analyses or forecasts of the Company and its Subsidiaries (if any) prepared by management for the use of the Board of Directors and (iii) updated five-year projections of the Company and its Subsidiaries (if any) prepared by management for the use of the Board of Directors. Promptly after the receipt thereof, the Company will provide to each holder of Series B Preferred Stock copies of any reports as to adequacies in accounting controls submitted by independent accountants with respect to the Company and its Subsidiaries.

          SECTION 7.24. OFFICER'S CERTIFICATES. Together with delivery of consolidated financial statements of the Company pursuant to Section 7.22 above, the Company shall deliver to each holder of Series B Preferred Stock a certificate of the President, chief financial officer or Treasurer of the Company, to the effect that such financial statements are true and correct and were prepared in accordance with GAAP and that such officer has caused the provisions of this Agreement and the Series B Preferred Stock to be reviewed and has no knowledge of any Default or Event of Default, or if such officer has such knowledge, specifying such Default or Event of Default and the nature thereof, and what action the Company has taken, is taking or proposes to take with respect thereto.

          SECTION 7.25. NOTICE OF LITIGATION, DEFAULTS, ETC. The Company will promptly give notice to each holder of Series B Preferred Stock of any litigation or any administrative proceeding to which the Company or any of its Subsidiaries may hereafter become a party which, after giving effect to applicable insurance, may result in any adverse change in the business, assets, prospects or financial condition of the Company and its Subsidiaries taken as a whole. Forthwith upon any officer of the Company obtaining knowledge of any Default or Event of Default hereunder or any default or event of default under any Related Agreement or any agreement relating to any Indebtedness of the Company or any of its Subsidiaries for borrowed money, the Company will furnish a notice specifying the nature and period of existence thereof and what action the Company or any of its Subsidiaries has taken, is taking or proposes to take with respect thereto.

          SECTION 7.26. CHARTER AND BY-LAW AMENDMENTS. Except as otherwise specified in this Agreement, without the consent of the Majority Holders, the Charter and By-laws of each of the Company and its Subsidiaries shall not be amended or modified, whether by merger, dissolution or otherwise, if such amendment or modification has, or would, directly or indirectly, adversely affect the rights of holders of the Series B Preferred Stock or the rights or remedies of such holders thereunder or under any of the Related Agreements.

          SECTION 7.27. PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. The Company and its Subsidiaries shall each have and enforce a policy requiring each employee with access to proprietary information of the Company or any Subsidiary to enter into a proprietary information and confidentiality and assignment agreement substantially in the form approved by the Board of Directors.

          SECTION 7.28. SBIC COVENANTS.

          (a) The Company acknowledges that each Purchaser that is an SBIC Investor is subject to regulation by the SBA as a small business investment company.

          (b) As a result of the SBIC Investor's status as Federal licensee, the Company covenants and agrees that, for a period of one year after the Closing Date, the Company shall not make a material change in its primary business activity by becoming involved in real estate financing, project financing, farm land purchasing, relender or reinvestor financing, foreign investment and other businesses as described in 13 C.F.R. Section 107.720, which would make it ineligible for financing as a portfolio company by a small business investment company under 13 C.F.R. Section 107.760(b), a regulation promulgated by the SBA.

          (c) The Company covenants and agrees that proceeds from the SBIC Investor for its purchase of Series B Preferred Stock will be used for working capital purposes or to otherwise finance the growth, modernization or expansion of the Company. The Company shall provide the SBIC Investor and the SBA reasonable access to the Company's books and records for the purpose of confirming the use of such proceeds.

          (d) The Company shall provide the SBIC Investor with sufficient information to permit such SBIC Investor to comply with its obligations under the Small Business Act, provided, however that the SBIC Investor agrees that it will protect any information which the Company labels as confidential to the extent permitted by law. For a period of two (2) years following the Closing Date, any submission of financial information under Sections 7.21 and 7.22 to the SBIC Investor shall be accompanied by a certificate of the president, chief executive officer, treasurer or chief financial officer, which certificate shall state that the Company is not in material default under any of its covenants set forth in this Section 7.28.


ARTICLE VIII. DEFAULTS

          SECTION 8.1. EVENTS OF DEFAULT. The Majority Holders will be entitled to exercise the remedies provided in Section 8.2 hereof in accordance with the terms thereof if any one or more of the following events ("Events of Default") shall occur:

          (a) the Company or any of its Subsidiaries shall fail in any material respect to perform or observe any of the covenants, agreements or provisions to be performed or observed by it under this Agreement or any of the Related Agreements (except to the extent such failure is attributable to actions of any holder of Preferred Stock) (other than covenants, agreements or provisions for which a default in the performance or observance thereof is specifically dealt with elsewhere in this Agreement or any Related Agreement) and the continuance of such failure for a period of thirty days after written notice thereof has been given to the Company by the Majority Holders; or

          (b) any material representation or warranty made by the Company or any of its Subsidiaries to any Purchaser in or in connection with this Agreement or any Related Agreement or any amendment thereto shall prove to have been materially false on the date as of which it was made; or

          (c) default under any Indebtedness of the Company or any of its Subsidiaries in an amount outstanding which exceeds $1,000,000 in the aggregate, and such default shall continue, without having been duly cured, waived or consented to, beyond the period of grace, if any, therein specified and so as to permit the acceleration thereof, if any acceleration is provided for therein; or

          (d) a final judgment which in the aggregate with other outstanding final judgments against the Company or any of its Subsidiaries exceeds $100,000 (in excess of available insurance recoveries) shall be rendered against such Person and, within 60 days after entry thereof, such judgment shall not have been satisfied and discharged or stayed pending appeal or bonded, or within 60 days after expiration of such stay such judgment shall not have been discharged; or

          (e) the Company or any of its Subsidiaries shall:

              (i) commence a voluntary case under Title 11 of the United States Bankruptcy Code as from time to time in effect, or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

              (ii) have filed against it a petition commencing an involuntary case under said Title 11 and such petition shall not have been dismissed or stayed within 60 days;

              (iii) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

              (iv) have entered against it an order by a court of competent jurisdiction (x) finding it to be bankrupt or insolvent, (y) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (z) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property; which order shall not be vacated, denied, set aside, or stayed within 60 days from the date of entry; or

              (v) make an assignment of all or a substantial part of its Property for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its Property; or

          (f) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred as a result of which a trustee shall have been appointed by an appropriate United States District Court to administer such Guaranteed Pension Plan or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan, and the Majority Holders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Company or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $100,000.

          SECTION 8.2. REMEDIES. Upon the occurrence of any of the Events of Default under Section 8.1 hereof, in each and every such case, the Majority Holders may proceed to protect and enforce the rights of all such holders by suit in equity, action at law and/or other appropriate proceeding either for specific performance of any covenant, provision or condition contained or incorporated by reference in this Agreement or in aid of the exercise of any power granted in this Agreement, and in addition, at the option of the Majority Holders, the Majority Holders shall have the right to hire an investment banker to (i) commence an underwritten public offering of all of the Conversion Stock,
(ii) assist in obtaining a private buyer for all of the Conversion Stock, (iii) assist in obtaining a buyer for all the outstanding stock of the Company or all or substantially all of the assets of the Company or (iv) assist in effecting any other similar transaction or series of transactions resulting in the disposition of all the stock or all or substantially all of the assets and business of the Company, in each case at a price solely acceptable to the Majority Holders. The Majority Holders shall have the right to (A) to determine the type of transaction to be effected, (B) to give direction to the investment banker, (C) to negotiate and control the sale process and all documentation and
(D) to approve the terms and price of any such transaction. In furtherance of the foregoing (and except for an Event of Default under Section 8.1(f) hereof which shall be automatic), the remedies set forth in this Section 8.2 may only be exercised by the action of the Majority Holders, and not by the action of any single holder of Series B Preferred Stock.

          SECTION 8.3. WAIVERS. Each of the Company and its Subsidiaries hereby waives, to the extent not prohibited by applicable law, (a) all presentments, demands for performance and notices of nonperformance (except to the extent specifically required by the provisions hereof or any Related Agreement), and
(b) any requirement of diligence or promptness on the part of any holder of Series B Preferred Stock in the enforcement of its rights under the provisions of this Agreement or any Related Agreement.


ARTICLE IX. SUBSEQUENT HOLDERS OF SERIES B PREFERRED STOCK

          The provisions of this Agreement, the Stockholders' Agreement and the Registration Rights Agreement that are for the benefit of the Purchasers as the holders of any Series B Preferred Stock are, except as otherwise specifically provided in such agreement, also for the benefit of, and enforceable by and binding upon, all subsequent holders of the Series B Preferred Stock who may acquire such Series B Preferred Stock, and the provisions of this Agreement, the Stockholders' Agreement and the Registration Rights Agreement that subject the Purchasers to obligations as the holders of any Series B Preferred Stock also subject all subsequent holders of Series B Preferred Stock thereto.


ARTICLE X. REGISTRATION AND TRANSFER OF SERIES B PREFERRED STOCK

          SECTION 10.1. TRANSFER AND EXCHANGE OF SERIES B PREFERRED STOCK. The Company shall keep at its principal office a register in which shall be entered the names and addresses of the holders of the Series B Preferred Stock and the particulars (including without limitation the class thereof) of the respective Series B Preferred Stock held by them and of all transfers of Series B Preferred Stock. Upon surrender at such office of any certificate representing shares of Series B Preferred Stock for registration of exchange or transfer, in accordance with the terms hereof and of the Financing Agreements, the Company shall issue, at its expense, one or more new certificates, in such denomination or denominations as may be requested, for such shares of Series B Preferred Stock and registered as such holder may request. Any certificate representing shares of Series B Preferred Stock surrendered for registration of transfer shall be duly endorsed, or accompanied by a written instrument of transfer duly executed by the holder of such certificate or his attorney duly authorized in writing. The Company shall not be responsible for payment of any transfer taxes due upon any such exchange or transfer.

          SECTION 10.2. REPLACEMENT OF SERIES B PREFERRED STOCK. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Series B Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of such mutilation, upon the surrender of such Series B Preferred Stock for cancellation to the Company at its principal office, the Company will execute and deliver, in lieu thereof, a new Series B Preferred Stock of like tenor. Any Series B Preferred Stock in lieu of which any such new Series B Preferred Stock has been so executed and delivered by the Company shall not be deemed to be outstanding for any purpose of this Agreement.


ARTICLE XI. EXPENSES; INDEMNITY

          SECTION 11.1. EXPENSES. Whether or not the transactions contemplated by this Agreement shall be consummated, the Company shall pay on demand (accompanied by reasonable supporting details and documentation) all reasonable out-of-pocket fees, costs and expenses incurred by the Purchasers in connection with such transactions hereunder, under any Related Agreements and in connection with any amendments or waivers (whether or not the same become effective) hereof or thereof and, following the occurrence of an Event of Default, all reasonable out-of-pocket expenses incurred by the holders of Series B Preferred Stock in connection with the enforcement of any rights hereunder or with respect to any Series B Preferred Stock. Such fees, costs and expenses shall include without limitation (i) the cost and expenses of preparing and duplicating this Agreement, each Related Agreement and the Series B Preferred Stock; (ii) the cost of delivering to each Purchaser's principal office, insured to such Purchaser's satisfaction, the Series B Preferred Stock sold to such Purchaser hereunder and any Common Stock delivered to such Purchaser upon any conversion thereof; (iii) the reasonable fees and out-of-pocket expenses and disbursements of one counsel to the Purchasers, which shall be Cooley Godward, LLP, in connection with the preparation, administration, interpretation or enforcement of this Agreement and the Related Agreements and other instruments mentioned herein, the Closing, any amendments, modifications, approvals, consents or waivers hereto, thereto or hereunder requested by the Company; (iv) all taxes (other than taxes determined with respect to income and taxes relating to any transfer of the Series B Preferred Stock other than to the Company), including any recording fees and filing fees and documentary stamp and similar taxes at any time payable in respect of this Agreement, or the issuance of any of the Series B Preferred Stock; (v) all reasonable out-of-pocket expenses associated with any rights of board attendance, and travel and lodging expenses related thereto, incurred by the board designees of the holders of the Series B Preferred Stock; and (vi) filing fees for any filings required to be made by any Purchaser pursuant to the Hart-Scott-Rodino Act as a result of the transactions contemplated by this Agreement.

          SECTION 11.2. INDEMNIFICATION. To the fullest extent permitted by applicable law, the Company shall indemnify, exonerate and hold each Purchaser and its (if applicable) general and limited partners and their respective stockholders, officers, directors, employees and agents free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by any of the indemnitees as a result of or relating to (i) any transaction to which the Company is a party which is financed or to be financed in whole or in part directly or indirectly with proceeds from the sale of any of the Series B Preferred Stock, (ii) without duplication of the reimbursed expenses paid under Section 11.1, the execution, delivery, performance or enforcement of this Agreement (including, without limitation, the breach by the Company of any of its representations or warranties contained in
Article IV of this Agreement and any failure by the Company or any of its Subsidiaries to comply with any of its covenants hereunder), the Related Agreements or any instrument contemplated hereby or thereby, (iii) any violation of, or liability under, any Environmental Laws with respect to conditions at the Property or the operations conducted thereon, or (iv) the investigation or remediation of offsite locations at which the Company, any of its Subsidiaries or their predecessors are alleged to have directly or indirectly disposed of Hazardous Materials.

          SECTION 11.3. BROKERS' FEES. The parties shall indemnify each other against and agree that each will hold the others harmless from any claim, demand or liability for any other broker's, finder's or placement fees or lender's incentive fees alleged to have been incurred by it in connection with the transactions contemplated by this Agreement or the Related Agreements.

          SECTION 11.4. SURVIVAL OF OBLIGATIONS. The obligations of the parties under this Article XI shall survive payment or transfer of the Series B Preferred Stock and the termination of this Agreement.


ARTICLE XII. NOTICES

          Any notice or other communication in connection with this Agreement, any Related Agreement or the Series B Preferred Stock shall be deemed to be received if in writing (or in the form of a telex or telecopy) addressed as provided below (a) when actually delivered, in person, (b) when telexed or telecopied to said address, confirmed by registered or certified mail, (c) when received if delivered by overnight courier, or (d) in the case of delivery by mail, three business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

               (i) If to the Company, at its principal executive offices, to the attention of the Chief Executive Officer, or at such other address as the Company shall have specified by notice actually received by the addressor, with copies to:

          Brooks Investments, L.P.
          16650 Chesterfield Grove Road, Suite 110
          Chesterfield, Missouri 63006
          Attention:  Robert A. Brooks

and to:   Bryan Cave LLP
          One Metropolitan Square
          211 North Broadway, Suite 3600
          St. Louis, Missouri  63102
          Attention:  Nick H. Varsam, Esq.

               (ii) If to any Purchaser, then to its address set forth on Exhibit A hereto, or at such other address as such Purchaser shall have specified by notice actually received by the addressor, with a copy as provided on said Exhibit A; and

               (iii)If to any other holder of record of any Series B Preferred Stock, to it at its address set forth in the applicable register referred to in Article X hereof.


ARTICLE XIII. SURVIVAL AND TERMINATION OF COVENANTS, AGREEMENTS, REPRESENTATIONS
              AND WARRANTIES

          All covenants, agreements, representations and warranties made herein or in any Related Agreement shall be deemed to have been relied on by the recipient, notwithstanding any investigation made by the recipient or on the recipient's behalf, and shall survive the execution and delivery of this Agreement and the issuance of the Series B Preferred Stock. Except for the representations and warranties contained herein and as otherwise expressly provided herein or in any such Related Agreement, such covenants, agreements, representations and warranties, shall terminate and be of no further force or effect upon the automatic conversion of the Series B Preferred Stock pursuant to the Amended and Restated Certificate of Incorporation of the Company.

ARTICLE XIV. AMENDMENTS AND WAIVERS

          Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Holders, respectively; provided that, no such amendment may increase or decrease the amount of any Additional Preferred Stock Subscription Obligation or extend the Investment Period without the consent of all holders of the Series B Preferred Stock. Any amendment or waiver effected in accordance with this
Article XIV shall be binding upon the Company and each holder of any Series B Preferred Stock. No course of dealing between the Company or any of its Subsidiaries on the one hand, and the holder of any Series B Preferred Stock, on the other hand, shall operate as a waiver of any rights under this Agreement. No delay or omission in exercising any right under this Agreement shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any other occasion.


ARTICLE XV. RIGHT TO PUBLICIZE

          Each of the parties hereby acknowledges that each party, at its own expense, will have the right to publicly disclose the investments in the Company contemplated hereby, provided, however, that no party may use in a public disclosure the name of any other party without the prior approval by such other party.


ARTICLE XVI. WAIVER OF JURY TRIAL

          EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING EXISTING UNDER OR RELATING TO THIS AGREEMENT, THE SERIES B PREFERRED STOCK OR ANY OF THE RELATED AGREEMENTS.


ARTICLE XVII. INCORPORATORS, SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES AND
              PARTNERS FREE FROM PERSONAL LIABILITY


          No recourse under or upon any obligation, covenant or agreement of this Agreement or of any Related Agreement will be had against any incorporator, shareholder (except for obligations specific to any shareholder under this Agreement or any Related Agreement), officer, director, employee, or partner as such, past, present, or future, of the Company or any holder of Series B Preferred Stock or any predecessor or successor entity, either directly or through the Company or any holder of Series B Preferred Stock, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that this Agreement and the other Related Agreements are solely corporate obligations, and no such personal liability whatsoever will attach to, or is or will be incurred by, the incorporators, shareholders (except for obligations specific to any shareholder under this Agreement or any Related Agreement), officers, directors or employees, as such, of the Company or any holder of Series B Preferred Stock or of any predecessor or successor entity, or any of them, under or by reason of the obligations, covenants, or agreements contained in this Agreement and the Related Agreements; provided that nothing in this Article XVII shall eliminate or limit the liability of any incorporator, shareholder, officer, director, employee or partner (i) for breach of fiduciary duty, if any, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction for which the individual derived an improper personal benefit.


ARTICLE XVIII. SCHEDULES

          Any matter or item disclosed in any part of a particular Schedule hereto shall be deemed to be disclosed in all parts of the Schedules hereto where such matter is required to be disclosed.


ARTICLE XIX. ENTIRE AGREEMENT; COUNTERPARTS; SECTION HEADINGS

          This Agreement and the Related Agreements set forth the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede any prior written or oral understandings with respect thereto. This Agreement may be executed simultaneously in one or more counterparts thereof, each of which shall be deemed as original but all of which together shall constitute one and the same instrument. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.


ARTICLE XX. GOVERNING LAW

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE SUBSTANTIVE LAWS OF ANY OTHER STATE, EXCEPT THAT ALL MATTERS RELATIVE TO THE INTERNAL AFFAIRS OF THE COMPANY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE.


ARTICLE XXI. SEVERABILITY

          If any term or provision of this Agreement or the Series B Preferred Stock, or the application thereof to any Person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the Series B Preferred Stock, as the case may be, or its application to other Persons or circumstances, shall not be affected thereby and each term and provision hereof shall be enforced to the fullest extent permitted by law.


ARTICLE XXII. AMENDMENT OF SERIES A PURCHASE AGREEMENT

          The Purchasers, as parties to the Series A Purchase Agreement, and the Company hereby amend Article I of the Series A Purchase Agreement by agreeing that the term "Majority Holders" as used therein shall be defined as such term is defined in Article I of this Agreement.


          If the foregoing corresponds with your understanding of our agreement, kindly sign this letter and the accompanying copies thereof in the appropriate space below and return one counterpart of the same to the Company, at the address first listed above.


                               Very truly yours,

                               GABRIEL COMMUNICATIONS, INC.


                               By:
                                  ----------------------------------------------
                                     David L. Solomon, Chief Executive Officer

Accepted and agreed to as of the date first written above:

BROOKS INVESTMENTS, L.P.                 RAB PARTNERSHIP, L.P.

By:  Brooks Investments, Inc.            By:
Its: General Partner                        --------------------------------
                                               Robert A. Brooks
                                               General Partner
By:
   -------------------------------
      Robert A. Brooks,
      President


ONELIBERTY FUND IV, L.P.                 ONELIBERTY ADVISORS FUND IV, L.P.
By:  OneLiberty Partners IV, L.L.C.      By:  OneLiberty Partners IV, L.L.C.
Its: General Partner                     Its: General Partner

By:                                      By:
   --------------------------------         -----------------------------------
      Managing Member                          Managing Member


GS CAPITAL PARTNERS III, L.P.            GS CAPITAL PARTNERS III OFFSHORE, L.P.
By:  GS Advisors III, L.P.               By:  GS Advisors III (Cayman), L.P.
Its: General Partner                     Its: General Partner
By:  GS Advisors III, L.L.C.             By:  GS Advisors III, L.L.C.
Its: General Partner                     Its: General Partner

By:                                      By:
   --------------------------------         -----------------------------------


GOLDMAN, SACHS & CO.
VERWALTUNGS GmbH

By:
   -----------------------------
      Managing Director

By:
   -----------------------------
      Registered Agent


STONE STREET FUND 2000, L.P.             BRIDGE STREET SPECIAL
By:  Stone Street 2000, L.L.C.           OPPORTUNITIES FUND 2000, L.P.
Its: General Partner                     By: Bridge Street Special Opportunities
                                             2000, L.L.C.
                                         Its:General Partner
By:
   -----------------------------
                                         By:
                                            -----------------------------------


J. H. WHITNEY IV, L.P.                                 CENTENNIAL FUND V, L.P.
By:  J. H. Whitney Equity Partners IV, LLC             By:  Centennial Holdings V, L.P.
Its: General Partner                                   Its: General Partner

By:                                                    By:
   ------------------------------                         ---------------------------------
                                                             Steven C. Halstedt
                                                             A General Partner


CHASE VENTURE CAPITAL ASSOCIATES, L.P.                 NORWEST EQUITY PARTNERS VI, L.P.
By:                                                    By:
Its:  General Partner                                  Its:  General Partner

By:                                                    By:
   ------------------------------                         ---------------------------------

TELECOM PARTNERS II, L.P.                              DON INVESTMENT GROUP, L.P.
By:  Telecom Management II, L.L.C.,                    By:  BGC Investors, Inc.
Its: General Partner                                   Its: General Partner

By:                                                    By:
   ------------------------------                         ---------------------------------
Name and Title:                                        Name and Title:
               ------------------                                     ---------------------


MERITAGE PRIVATE EQUITY FUND, L.P.                     MERITAGE PRIVATE EQUITY PARALLEL
                                                       FUND, L.P.

By:  Meritage Investment Partners, LLC                 By:  Meritage Investment Partners, LLC
Its: General Partner                                   Its: General Partner

By:                                                    By:
   ------------------------------                         ---------------------------------


MERITAGE ENTREPRENEURS FUND, L.P.

By:  Meritage Investment Partners, LLC
Its: General Partner

By:
   ------------------------------

---------------------------------          ------------------------------------
Ross Bopp                                  Larry W. Britt

                                           Brian L. Butler and Susan L. Butler
                                           Joint Caring Trust dated July 7, 1988
---------------------------------
Robert A. Brooks                           By:
                                              ---------------------------------
                                                        Trustee


---------------------------------          ------------------------------------
Edward Cadieux                             John P. Denneen

Thomas P. Erickson Individual Retirement   Marguerite A. Forrest Revocable Trust
Account                                    U/T/A dated August 11, 1998
By:                                        By:
   ------------------------------             ---------------------------------
Name:                                                   Trustee


---------------------------------          ------------------------------------
Jennifer Garner                            Gerard J. Howe


---------------------------------          ------------------------------------
Jeffrey M. Jay                             Kevin J. Keaveny


---------------------------------          ------------------------------------
Richard Scott                              Richard G. Sikora

                                           Tettambel Investments LLC
---------------------------------
David L. Solomon                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


---------------------------------          ------------------------------------
Christopher A. Thornton                    Gregory H. Truitt


---------------------------------
Janet M. Wendel

                                List of Schedules


4.1                                        States of Qualification
4.4                                        Third Party Consents
4.5                                        Capitalization
4.6                                        Subsidiaries
4.7(a)(i) and (ii)                         Financial Statements
4.10                                       Indebtedness to and from Affiliates
4.11                                       Licenses, etc.
4.13                                       Leases
4.16                                       Defaults
4.18                                       Employee Benefit Plans
4.20                                       Employment Contracts, Labor Relations
4.22                                       Necessary Property
4.23                                       Transaction Costs
4.27                                       Authorizations
4.29                                       Acquisition Agreements
4.30                                       Material Contracts and Obligations
5.1                                        Risk Factors
5.2                                        Written Materials
7.10                                       Additional Indebtedness

                                   EXHIBIT A
                               LIST OF PURCHASERS


INITIAL CLOSING -APRIL     , 2000

                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
Brooks Investments, L.P.                                761,905        $5,333,335     1,523,809       $10,666,663       $15,999,998
16650 Chesterfield Grove Rd.
Suite 110
Chesterfield, MO 63006

RAB Partnership, L.P.                                    71,429          $500,003       142,857          $999,999       $ 1,500,002
16650 Chesterfield Grove Rd.
Suite 110
Chesterfield, MO 63006

Stone Street Fund 2000, L.P.                            150,000        $1,050,000       300,000        $2,100,000        $3,150,000
85 Broad Street
New York, NY 10004

Bridge Street Special Opportunities Fund                100,000          $700,000       200,000        $1,400,000        $2,100,000
2000, L.P
85 Broad Street
New York, NY 10004

GS Capital Partners III, L.P.                         1,703,155       $11,922,085     3,406,310       $23,844,170       $35,766,255
85 Broad Street
New York, NY 10004

GS Capital Partners III Offshore, L.P.                  468,217        $3,277,519       936,434        $6,555,038        $9,832,557
85 Broad Street
New York, NY 10004

Goldman Sachs & Co. Verwaltungs GmbH                     78,628          $550,396       157,256        $1,100,792        $1,651,188
85 Broad Street
New York, NY 10004

Don Investment Group, L.P.                              595,238        $4,166,666     1,190,476        $8,333,332       $12,499,998
200 West Madison Street
Suite 3800
Chicago, IL 60606-3414

Centennial Fund V, L.P.                                 380,953        $2,666,671       761,904        $5,333,328        $7,999,999
1428 Fifteenth Street
Denver, CO 80202-1318

                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
Telecom Partners II, L.P.                               238,095        $1,666,665       476,191        $3,333,337        $5,000,002
3200 Cherry Creek South Drive
Suite 450
Denver, CO 80209

OneLiberty Fund IV, L.P.                                 95,238          $666,666       190,476        $1,333,332        $1,999,998
One Liberty Square
Boston, MA  02109

OneLiberty Advisors
    Fund IV, L.P.                                        11,904           $83,328        23,810          $166,670          $249,998
One Liberty Square
Boston, MA  02109

J. H. Whitney IV, L.P.                                2,035,714       $14,249,998     4,071,429       $28,500,003       $42,750,001
177 Broad Street
Stamford, CT  06901


Norwest Equity Partners VI, L.P.                        595,238        $4,166,666     1,190,476        $8,333,332       $12,499,998
2800 Piper Jaffray Tower
222 South Ninth Street
Minneapolis, MN  55402-3388

Chase Venture Capital Associates, L.P.                1,285,714        $8,999,998     2,571,429       $18,000,003       $27,000,001
380 Madison Avenue
12th Floor
New York, NY  10017

Meritage Private Equity Fund L.P.                     1,002,057        $7,014,399     1,503,086       $10,521,602       $17,536,001
1600 Wynkoop, Suite 300
Denver, CO 80202

Meritage Private Equity Parallel                        122,514          $857,598       183,772        $1,286,404        $2,144,002
    Fund L.P.
1600 Wynkoop, Suite 300
Denver, CO 80202

Meritage Entrepreneur Fund L.P.                          18,286          $128,002        27,428          $191,996          $319,998
1600 Wynkoop, Suite 300
Denver, CO 80202

                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
Mr. Robert A. Brooks                                     30,101          $210,707        60,201          $421,407          $632,114
16090 Swingley Ridge Road
Suite 500
Chesterfield, MO  63017

Mr. David L. Solomon                                     25,000          $175,000        50,000          $350,000          $525,000
6321 Canterbury Close
Brentwood, TN  37027

Mr. Gerard J. Howe                                       25,000          $175,000        50,000          $350,000          $525,000
12436 Elaine Drive
St. Louis, MO  63131

Mr. John P. Denneen                                      25,000          $175,000        50,000          $350,000          $525,000
2019 South Warson Road
St. Louis, MO  63124

Thomas P. Erickson Individual                             3,333           $23,331         6,667           $46,669           $70,000
Retirement Account
9002 Cardinal Terrace
St. Louis, MO  63144

Marguerite A. Forrest Revocable Trust                    68,505          $479,535       137,009          $959,063        $1,438,598
17603 Ailanthus
Wildwood, MO  63005

Brian L. Butler and Susan L. Butler                      10,000           $70,000        20,000          $140,000          $210,000
Joint Caring Trust
566 Malinmor Drive
St. Charles, MO  63304

Ms. Janet Wendel                                          3,333           $23,331         6,667           $46,669           $70,000
18125 Forest Briar Court
Wildwood, MO  63038

Mr. Larry W. Britt                                        4,000           $28,000         8,000           $56,000           $84,000
1406 Country Lake Estate Drive
Chesterfield, MO  63017

Mr. Kevin Keaveny                                         2,667           $18,669         5,333           $37,331           $56,000
508 Echo Hill Court
Ballwin, MO  63021

Mr. Richard G. Sikora                                     2,768           $19,376         5,536           $38,752           $58,128
7636 Westmoreland Ave.
Clayton, MO  63105

                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
Mr. Jeffrey M. Jay                                        1,564           $10,948         3,127           $21,889           $32,837
1812 Dorchester Drive
Oklahoma City, OK  73120

Tettambel Investments LLC                                 3,333           $23,331         6,667           $46,669           $70,000
6644 Bancroft
St. Louis, MO  63109

Mr. Ross Bopp                                             2,076           $14,532         4,152           $29,064           $43,596
1109 Normandy Drive
Southlake, TX  76092

Mr. Edward Cadieux                                          333            $2,331           667            $4,669            $7,000
452 West Point Court
St. Louis, MO  63130

Mr. Richard Scott                                         2,768           $19,376         5,535           $38,745           $58,121
2629 Rycroft Court
Chesterfield, MO  63017

Mr. Christopher A. Thornton                               2,076           $14,532         4,152           $29,064           $43,596
444 Wildwood Parkway
Ballwin, MO  63011

Ms. Jennifer Garner                                       2,076           $14,532         4,152           $29,064           $43,596
1603 D Walpole
Chesterfield, MO  63017

Mr. Gregory H. Truitt                                     2,076           $14,532         4,152           $29,064           $43,596
1201 Colchester Terrace
Edmond, OK  73034


SECOND CLOSING -                    , 2000
------------------------------------------

                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
Brooks Investments, L.P.                                761,905        $5,333,335       761,904        $5,333,328       $10,666,663
16650 Chesterfield Grove Rd.
Suite 110
Chesterfield, MO 63006

                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
RAB Partnership, L.P.                                    71,429          $500,003        71,428          $499,996          $999,999
16650 Chesterfield Grove Rd.
Suite 110
Chesterfield, MO 63006

Stone Street Fund 2000, L.P.                            150,000        $1,050,000       150,000        $1,050,000        $2,100,000
85 Broad Street
New York, NY 10004

Bridge Street Special Opportunities Fund                100,000          $700,000       100,000          $700,000        $1,400,000
2000, L.P
85 Broad Street
New York, NY 10004

GS Capital Partners III, L.P.                         1,703,155       $11,922,085     1,703,155       $11,922,085       $23,844,170
85 Broad Street
New York, NY 10004

GS Capital Partners III Offshore, L.P.                  468,217        $3,277,519       468,217        $3,277,519        $6,555,038
85 Broad Street
New York, NY 10004

Goldman Sachs & Co. Verwaltungs GmbH
85 Broad Street                                          78,628          $550,396        78,628          $550,396        $1,100,792
New York, NY 10004

Don Investment Group, L.P.                              595,238        $4,166,666       595,238        $4,166,666        $8,333,332
200 West Madison Street
Suite 3800
Chicago, IL 60606-3414

Centennial Fund V, L.P.                                 380,953        $2,666,671       380,951        $2,666,657        $5,333,328
1428 Fifteenth Street
Denver, CO 80202-1318

Telecom Partners II, L.P.                               238,095        $1,666,665       238,096        $1,666,672        $3,333,337
3200 Cherry Creek South Drive
Suite 450
Denver, CO 80209

OneLiberty Fund IV, L.P.                                 95,238          $666,666        95,238          $666,666        $1,333,332
One Liberty Square
Boston, MA  02109

                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
OneLiberty Advisors
    Fund IV, L.P.                                        11,905           $83,335        11,905           $83,335          $166,670
One Liberty Square
Boston, MA  02109

J. H. Whitney IV, L.P.                                2,035,715       $14,250,005     2,035,714       $14,249,998       $28,500,003
177 Broad Street
Stamford, CT  06901

Norwest Equity Partners VI, L.P.                        595,238        $4,166,666       595,238        $4,166,666        $8,333,332
2800 Piper Jaffray Tower
222 South Ninth Street
Minneapolis, MN  55402-3388

Chase Venture Capital Associates, L.P.                1,285,714        $8,999,998     1,285,715        $9,000,005       $18,000,003
380 Madison Avenue
12th Floor
New York, NY  10017

Meritage Private Equity Fund L.P.                       751,543        $5,260,801       751,543        $5,260,801       $10,521,602
1600 Wynkoop, Suite 300
Denver, CO 80202

Meritage Private Equity Parallel                         91,886          $643,202        91,886          $643,202        $1,286,404
    Fund L.P.
1600 Wynkoop, Suite 300
Denver, CO 80202

Meritage Entrepreneur Fund L.P.                          13,714           $95,998        13,714           $95,998          $191,996
1600 Wynkoop, Suite 300
Denver, CO 80202

Mr. Robert A. Brooks                                     30,101          $210,707        30,100          $210,700          $421,407
16090 Swingley Ridge Road
Suite 500
Chesterfield, MO  63017

Mr. David L. Solomon                                     25,000          $175,000        25,000          $175,000          $350,000
6321 Canterbury Close
Brentwood, TN  37027

Mr. Gerard J. Howe                                       25,000          $175,000        25,000          $175,000          $350,000
12436 Elaine Drive
St. Louis, MO  63131

                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
Mr. John P. Denneen                                      25,000          $175,000        25,000          $175,000          $350,000
2019 South Warson Road
St. Louis, MO  63124

Thomas P. Erickson Individual                             3,333           $23,331         3,334           $23,338           $46,669
Retirement Account
9002 Cardinal Terrace
St. Louis, MO  63144

Marguerite A. Forrest Revocable Trust                    68,505          $479,535        68,504          $479,528          $959,063
17603 Ailanthus
Wildwood, MO  63005

Brian L. Butler and Susan L. Butler                      10,000           $70,000        10,000           $70,000          $140,000
Joint Caring Trust
566 Malinmor Drive
St. Charles, MO  63304

Ms. Janet Wendel                                          3,333           $23,331         3,334           $23,338           $46,669
18125 Forest Briar Court
Wildwood, MO  63038

Mr. Larry W. Britt                                        4,000           $28,000         4,000           $28,000           $56,000
1406 Country Lake Estate Drive
Chesterfield, MO  63017

Mr. Kevin Keaveny                                         2,667           $18,669         2,666           $18,662           $37,331
508 Echo Hill Court
Ballwin, MO  63021

Mr. Richard G. Sikora                                     2,768           $19,376         2,768           $19,376           $38,752
7636 Westmoreland Ave.
Clayton, MO  63105

Mr. Jeffrey M. Jay                                        1,564           $10,948         1,563           $10,941           $21,889
1812 Dorchester Drive
Oklahoma City, OK  73120

Tettambel Investments LLC                                 3,333           $23,331         3,334           $23,338           $46,669
6644 Bancroft
St. Louis, MO  63109

Mr. Ross Bopp                                             2,076           $14,532         2,076           $14,532           $29,064
1109 Normandy Drive
Southlake, TX  76092

                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
Mr. Edward Cadieux                                          333            $2,331           334            $2,338            $4,669
452 West Point Court
St. Louis, MO  63130

Mr. Richard Scott                                         2,768           $19,376         2,767           $19,369           $38,745
2629 Rycroft Court
Chesterfield, MO  63017

Mr. Christopher A. Thornton                               2,076           $14,532         2,076           $14,532           $29,064
444 Wildwood Parkway
Ballwin, MO  63011

Ms. Jennifer Garner                                       2,076           $14,532         2,076           $14,532           $29,064
1603 D Walpole
Chesterfield, MO  63017

Mr. Gregory H. Truitt                                     2,076           $14,532         2,076           $14,532           $29,064
1201 Colchester Terrace
Edmond, OK  73034

THIRD CLOSING -                    , 2000
-----------------------------------------

                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
Brooks Investments, L.P.                                761,904        $5,333,328             0                $0        $5,333,328
16650 Chesterfield Grove Rd.
Suite 110
Chesterfield, MO 63006

RAB Partnership, L.P.                                    71,428          $499,996             0                $0          $499,996
16650 Chesterfield Grove Rd.
Suite 110
Chesterfield, MO 63006

Stone Street Fund 2000, L.P.                            150,000        $1,050,000             0                $0        $1,050,000
85 Broad Street
New York, NY 10004

Bridge Street Special Opportunities Fund 2000,          100,000          $700,000             0                $0          $700,000
L.P
85 Broad Street
New York, NY 10004

GS Capital Partners III, L.P.                         1,703,155       $11,922,085             0                $0       $11,922,085
85 Broad Street
New York, NY 10004

GS Capital Partners III Offshore, L.P.                  468,217        $3,277,519             0                $0        $3,277,519
85 Broad Street
New York, NY 10004

Goldman Sachs & Co. Verwaltungs GmbH                     78,628          $550,396             0                $0          $550,396
85 Broad Street
New York, NY 10004

Don Investment Group, L.P.                              595,238        $4,166,666             0                $0        $4,166,666
200 West Madison Street
Suite 3800
Chicago, IL 60606-3414

Centennial Fund V, L.P.                                 380,951        $2,666,657             0                $0        $2,666,657
1428 Fifteenth Street
Denver, CO 80202-1318


                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
Telecom Partners II, L.P.                               238,096        $1,666,672             0                $0        $1,666,672
3200 Cherry Creek South Drive
Suite 450
Denver, CO 80209

OneLiberty Fund IV, L.P.                                 95,238          $666,666             0                $0          $666,666
One Liberty Square
Boston, MA  02109

OneLiberty Advisors Fund IV, L.P.                        11,905           $83,335             0                $0           $83,335
One Liberty Square
Boston, MA  02109

J. H. Whitney IV, L.P.                                2,035,714       $14,249,998             0                $0       $14,249,998
177 Broad Street
Stamford, CT  06901

Norwest Equity Partners VI, L.P.                        595,238        $4,166,666             0                $0        $4,166,666
2800 Piper Jaffray Tower
222 South Ninth Street
Minneapolis, MN  55402-3388

Chase Venture Capital Associates, L.P.                1,285,715        $9,000,005             0                $0        $9,000,005
380 Madison Avenue
12th Floor
New York, NY  10017

Meritage Private Equity Fund L.P.                       751,543        $5,260,801             0                $0        $5,260,801
1600 Wynkoop, Suite 300
Denver, CO 80202

Meritage Private Equity Parallel                         91,886          $643,202             0                $0          $643,202
    Fund L.P.
1600 Wynkoop, Suite 300
Denver, CO 80202

Meritage Entrepreneur Fund L.P.                          13,714           $95,998             0                $0           $95,998
1600 Wynkoop, Suite 300
Denver, CO 80202

Mr. Robert A. Brooks                                     30,100          $210,700             0                $0          $210,700
16090 Swingley Ridge Road
Suite 500
Chesterfield, MO  63017

                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
Mr. David L. Solomon                                     25,000          $175,000             0                $0          $175,000
6321 Canterbury Close
Brentwood, TN  37027

Mr. Gerard J. Howe                                       25,000          $175,000             0                $0          $175,000
12436 Elaine Drive
St. Louis, MO  63131

Mr. John P. Denneen                                      25,000          $175,000             0                $0          $175,000
2019 South Warson Road
St. Louis, MO  63124

Thomas P. Erickson Individual                             3,334           $23,338             0                $0           $23,338
Retirement Account
9002 Cardinal Terrace
St. Louis, MO  63144

Marguerite A. Forrest Revocable Trust                    68,504          $479,528             0                $0          $479,528
17603 Ailanthus
Wildwood, MO  63005

Brian L. Butler and Susan L. Butler                      10,000           $70,000             0                $0           $70,000
Joint Caring Trust
566 Malinmor Drive
St. Charles, MO  63304

Ms. Janet Wendel                                          3,334           $23,338             0                $0           $23,338
18125 Forest Briar Court
Wildwood, MO  63038

Mr. Larry W. Britt                                        4,000           $28,000             0                $0           $28,000
1406 Country Lake Estate Drive
Chesterfield, MO  63017

Mr. Kevin Keaveny                                         2,666           $18,662             0                $0           $18,662
508 Echo Hill Court
Ballwin, MO  63021

Mr. Richard G. Sikora                                     2,768           $19,376             0                $0           $19,376
7636 Westmoreland Ave.
Clayton, MO  63105

Mr. Jeffrey M. Jay                                        1,563           $10,941             0                $0           $10,941
1812 Dorchester Drive
Oklahoma City, OK  73120

                                                                                      Remaining Preferred Stock            Total
                                                       Purchases on Closing Date       Subscription Obligations            Amount
                                                       -------------------------       ------------------------            ------
                   Purchaser                            Shares           Amount         Shares          Amount
                   ---------                            ------           ------         ------          ------
Tettambel Investments LLC                                 3,334           $23,338             0                $0           $23,338
6644 Bancroft
St. Louis, MO  63109

Mr. Ross Bopp                                             2,076           $14,532             0                $0           $14,532
1109 Normandy Drive
Southlake, TX  76092

Mr. Edward Cadieux                                          334            $2,338             0                $0            $2,338
452 West Point Court
St. Louis, MO  63130

Mr. Richard Scott                                         2,767           $19,369             0                $0           $19,369
2629 Rycroft Court
Chesterfield, MO  63017

Mr. Christopher A. Thornton                               2,076           $14,532             0                $0           $14,532
444 Wildwood Parkway
Ballwin, MO  63011

Ms. Jennifer Garner                                       2,076           $14,532             0                $0           $14,532
1603 D Walpole
Chesterfield, MO  63017

Mr. Gregory H. Truitt                                     2,076           $14,532             0                $0           $14,532
1201 Colchester Terrace
Edmond, OK  73034


                                                                                      TOTAL PROCEEDS:                  $204,536,178

                                                                       EXHIBIT E


                                  April , 2000


The Purchasers Named on Exhibit A hereto

Ladies and Gentlemen:

                  This opinion is furnished to you pursuant to Section 6.1.5 of the Securities Purchase Agreement, dated as of March 31, 2000 (the "Purchase Agreement"), by and between Gabriel Communications, Inc., a Delaware corporation (the "Company"), and the Purchasers named therein. The capitalized terms not otherwise defined herein are used herein as defined in the Purchase Agreement.

                  In connection herewith, we have examined and relied as to matters of fact upon such documents, certificates of public officials, certificates and statements of officers of the Company, corporate records and instruments, and have made such investigations of law, as we have deemed necessary or appropriate for purposes of enabling us to render this opinion, and we have relied upon the accuracy of the representations and warranties of the Purchasers in Article V of the Purchase Agreement. In our examination of the foregoing, we have assumed the genuineness of all signatures (except the signatures of officers of the Company), the legal competence and capacity of each Person executing documents (other than the capacity of officers of the Company), the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed and the due authorization, execution and delivery of all agreements (other than the due authorization, execution and delivery on behalf of the Company of each of the Financing Agreements) where due authorization, execution and delivery are a prerequisite to the effectiveness thereof. Whenever this opinion refers to matters within our "knowledge" or "known to us" such reference means that, during the course of our representation of the Company, including in connection with the transactions referenced herein, we have requested information of the Company concerning the matter referred to and no information has come to the attention of Nick H. Varsam or other attorneys currently employed by our Firm devoting substantive attention thereto during the past year, which has given us actual knowledge of the existence (or absence) of facts to the contrary; we have not undertaken any other independent investigation of such factual matters, and no inference should be drawn to the contrary from the fact of our representation of the Company.

                  Based upon the foregoing and in reliance thereon, and subject to the qualifications and limitations stated herein, it is our opinion that:

                  1. The Company is a corporation validly existing in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own its property and to carry on its business as now being conducted and the Company is duly qualified to do business as a foreign corporation and is in good standing in the State of Missouri; each of the Subsidiaries is a corporation validly existing in good standing under the laws of the state of its incorporation and has the requisite power and authority to own its property and to carry on its business as now being conducted;

                  2. The execution, delivery and performance by the Company of each of the Financing Agreements, and the issuance and sale by the Company of the Series B Preferred Stock under the Purchase Agreement (a) are within its corporate power and authority, (b) have been duly authorized by all necessary corporate action of the Company, and (c) do not (i) violate the Company's Certificate of Incorporation or by-laws, (ii) breach or result in a default under any provision of, or result in the creation of any Lien upon any Property pursuant to, any license, permit, agreement or instrument to which the Company is a party which is known to us, including those listed on any of the schedules to the Purchase Agreement, (iii) violate any applicable law or regulation, or
(iv) violate any existing obligation of the Company under any order, judgment, writ or injunction known to us which is applicable to the Company, the non-compliance with which would materially adversely affect the consolidated business, operations or financial condition of the Company and its Subsidiaries;

                  3. Each of the Financing Agreements has been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of each of the Financing Agreements by each of the Purchasers, each of the Financing Agreements is a valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforcement may be limited by any bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally, and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies;

                  4. The execution, delivery and performance by the Company of each of the Financing Agreements, and the issuance and sale by the Company of the Series B Preferred Stock under the Purchase Agreement, do not require the approval or consent of, or any filing with, any governmental authority or agency or, to our knowledge, any other Person, except such filings as may be required after the date hereof under the Securities Act or such approvals, consents and filings as may be required under state securities laws in connection with the issuance and sale by the Company of the Series B Preferred Stock.

                  5. The authorized capital stock of the Company consists solely of 200,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock, of which 26,850,000 shares have been designated as Series A Preferred Stock, 3,125,000 shares have been designated as Series A-1 Preferred Stock and 32,500,000 shares have been designated as Series B Preferred Stock, and based solely upon a review of the stock records and minute book and a certificate of
an officer of the Company,             shares of Common Stock, 26,850,000
shares of Series A Preferred Stock and 3,125,000 shares of Series A-1 Preferred Stock are duly authorized, validly issued and outstanding, fully paid and non-assessable;

                  6. The Series B Preferred Stock to be issued and sold to the Purchasers pursuant to the Purchase Agreement and the Conversion Stock have been duly authorized and, upon issuance in accordance with the terms of the Related Agreements, will be validly issued and outstanding, fully paid and non-assessable shares, and the Company has reserved by appropriate corporate action up to 32,500,000 shares of Common Stock for such issuance;

                  7. To our knowledge, there are no outstanding rights (either preemptive or other) or options to subscribe for or purchase from the Company, or outstanding warrants or other agreements providing for or requiring the issuance by the Company of, any capital stock of the Company or any securities convertible into or exchangeable for any capital stock of the Company except for
(a) the Series B Preferred Stock (including shares issuable on the date hereof) and the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, (b) the Series A Preferred Stock and the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, (c) the Series A-1 Preferred Stock and the shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock, (d) the Founders' Warrants and the shares of Common Stock issuable upon exercise thereof, (e) shares of Common Stock authorized for issuance pursuant to the Option Plan, and (f) rights provided in the Stockholders' Agreement; and

                  8. The issuance and sale of the Series B Preferred Stock by the Company to the Purchaser under the circumstances contemplated by the Purchase Agreement will be exempt from the registration provisions of Section 5 of the Securities Act of 1933, as amended.

                  This will confirm that we are not aware of any action, proceeding or investigation pending or overtly threatened against the Company before any court or administrative agency other than as described in Schedule
4.27 to the Purchase Agreement.

                  Except as expressed in paragraph 8 above, no opinion is expressed in paragraph 2(c)(iii) above with respect to securities laws or regulations. No opinion is expressed in paragraph 3 above with respect to the enforceability of the indemnity and contribution provisions contained in the Purchase Agreement and the Registration Rights Agreement or of the waiver of jury trial provisions contained in Article XVI of the Purchase Agreement. The opinion expressed in paragraph 3 above with respect to Article XXI of the Purchase Agreement, Section 7 of the Stockholders' Agreement and paragraph 12(j) of the Registration Rights Agreement is subject to generally applicable rules of law that may, if any provision of the Purchase Agreement, Stockholders' Agreement or Registration Rights Agreement, as the case may be, is held to be prohibited by or invalid under applicable law, limit the enforceability of the remainder thereof to circumstances in which the prohibited or invalid portion thereof is not an essential part of the parties' agreement.

                  We express no opinion as to any compliance by the Company and its Subsidiaries with any federal, state or local statute, rule, regulation, order or other requirement dealing with the regulation of telecommunications carriers, per se.

                  This opinion is not rendered with respect to any laws other than the federal laws of the United States, the laws of the States of Missouri and New York and the General Corporation Law of the State of Delaware.

                  This opinion is furnished to you by us as special counsel for the Company pursuant to Section 6.1.5 of the Purchase Agreement and is given solely for your benefit, may not be relied upon by any other Person and shall not be distributed to any other Person without our prior written consent.

                                Yours very truly,



                                BRYAN CAVE LLP